                                                                    Exhibit 10.1
================================================================================


                      LIMITED LIABILITY COMPANY AGREEMENT



                                       of



                         MARATHON ASHLAND PETROLEUM LLC



                          Dated as of January 1, 1998

================================================================================

                               TABLE OF CONTENTS


                                   ARTICLE I

                     Certain Definitions; Applicable GAAP
                     ------------------------------------

SECTION 1.01.  Definitions..................................................   2
SECTION 1.02.  Applicable GAAP..............................................  24


                                  ARTICLE II

                              General Provisions
                              ------------------

SECTION 2.01.  Formation; Effectiveness.....................................  24
SECTION 2.02.  Name.........................................................  25
SECTION 2.03.  Term.........................................................  25
SECTION 2.04.  Registered Agent and Office..................................  26
SECTION 2.05.  Purpose......................................................  26
SECTION 2.06.  Powers.......................................................  27

                                  ARTICLE III

                                    Members
                                    -------

SECTION 3.01.  Members; Percentage Interests................................  28
SECTION 3.02.  Adjustments in Percentage Interests..........................  29


                                  ARTICLE IV

            Capital Contributions; Assumption of Assumed Liabilities
            --------------------------------------------------------

SECTION 4.01.  Contributions................................................  29
SECTION 4.02.  Additional Contributions.....................................  32
SECTION 4.03.  Negative Balances; Withdrawal of Capital;
                 Interest...................................................  33

                                   ARTICLE V

                                 Distributions
                                 -------------

SECTION 5.01.  Distributions................................................  33
SECTION 5.02.  Certain General Limitations..................................  36
SECTION 5.03.  Distributions in Kind........................................  36
SECTION 5.04.  Distributions in the Event of an Exercise
                 of the Marathon Call Right, Ashland
                 Put Right or the Special Termination
                 Rights.....................................................  37

                                  ARTICLE VI

                       Allocations and Other Tax Matters
                       ---------------------------------

SECTION 6.01.  Maintenance of Capital Accounts..............................  37
SECTION 6.02.  Allocation of Profit and Loss................................  38
SECTION 6.03.  Tax Allocations..............................................  38
SECTION 6.04.  Entity Classification........................................  39
SECTION 6.05.  Fiscal Year..................................................  39
SECTION 6.06.  Tax Returns..................................................  39
SECTION 6.07.  Tax Matters Partner..........................................  40
SECTION 6.08.  Duties of Tax Matters Partner................................  41
SECTION 6.09.  Survival of Provisions.......................................  43
SECTION 6.10.  Section 754 Election.........................................  43
SECTION 6.11.  Qualified Income Offset, Minimum Gain
                 Chargeback.................................................  43
SECTION 6.12.  Tax Treatment of Designated Sublease
                 Agreements.................................................  44
SECTION 6.13.  Tax Treatment of Reimbursed Liability
                 Payments...................................................  44
SECTION 6.14.  Tax Treatment of Disproportionate
                 Payments...................................................  45


                                  ARTICLE VII

                               Books and Records
                               -----------------

SECTION 7.01.  Books and Records; Examination...............................  45
SECTION 7.02.  Financial Statements and Reports.............................  46

SECTION 7.03.  Notice of Affiliate Transactions; Annual
                  List......................................................  48

                                 ARTICLE VIII

                           Management of the Company
                           -------------------------

SECTION 8.01.  Managing Members.............................................  49
SECTION 8.02.  Board of Managers............................................  49
SECTION 8.03.  Responsibility of the Board of Managers......................  50
SECTION 8.04.  Meetings.....................................................  50
SECTION 8.05.  Compensation.................................................  52
SECTION 8.06.  Quorum.......................................................  52
SECTION 8.07.  Voting.......................................................  53
SECTION 8.08.  Matters Constituting Super Majority
                 Decisions..................................................  54
SECTION 8.09.  Annual Capital Budget........................................  61
SECTION 8.10.  Business Plan................................................  62
SECTION 8.11.  Requirements as to Affiliate Transactions....................  62
SECTION 8.12.  Review of Certain Affiliate Transactions
                 Related to Crude Oil Purchases and Shared
                 Services...................................................  64
SECTION 8.13.  Adjustable Amounts...........................................  67
SECTION 8.14.  Company Leverage Policy......................................  68
SECTION 8.15.  Company's Investment Guidelines..............................  68
SECTION 8.16.  Requirements as to Operating Leases..........................  69
SECTION 8.17.  Limitations on Actions Relating to the
                 Calculation of Distributable Cash..........................  69
SECTION 8.18.  Reliance by Third Parties....................................  69
SECTION 8.19.  Integration of Retail Operations.............................  70

                                  ARTICLE IX

                                   Officers
                                   --------

SECTION 9.01.  (a)  Election, Appointment and Term of
                 Office.....................................................  71
SECTION 9.02.  Resignation, Removal and Vacancies...........................  72
SECTION 9.03.  Duties and Functions of Executive
                 Officers...................................................  73

                                   ARTICLE X

                       Transfers of Membership Interests
                       ---------------------------------

SECTION 10.01.  Restrictions on Transfers...................................  74
SECTION 10.02.  Conditions for Admission....................................  78
SECTION 10.03.  Allocations and Distributions...............................  79
SECTION 10.04.  Right of First Refusal......................................  79
SECTION 10.05.  Restriction on Resignation or Withdrawal....................  80

                                  ARTICLE XI

                  Liability, Exculpation and Indemnification
                  ------------------------------------------

SECTION 11.01.  Liability...................................................  81
SECTION 11.02.  Exculpation.................................................  81
SECTION 11.03.  Indemnification.............................................  81

                                  ARTICLE XII

                               Fiduciary Duties
                               ----------------

SECTION 12.01.  Duties and Liabilities of Covered
                  Persons...................................................  82
SECTION 12.02.  Fiduciary Duties of Members of the
                  Company and Members of the Board
                  of Managers...............................................  82

                                 ARTICLE XIII

                         Dispute Resolution Procedures
                         -----------------------------

SECTION 13.01.  General.....................................................  83
SECTION 13.02.  Dispute Notice and Response.................................  83
SECTION 13.03.  Negotiation Between Senior Managers.........................  84
SECTION 13.04.  Negotiation Between Chief Executive
                  Officer and President.....................................  84
SECTION 13.05.  Right to Equitable Relief Preserved.........................  85

                                  ARTICLE XIV

             Rights and Remedies with Respect to Monetary Disputes
             -----------------------------------------------------

SECTION 14.01.  Ability of Company to Borrow
                  to Fund Disputed Monetary Amounts.........................  86
SECTION 14.02.  Interim Payment of Disputed Monetary
                  Amount....................................................  87
SECTION 14.03.  Liquidated Damages..........................................  87
SECTION 14.04.  Right of Set-Off............................................  90
SECTION 14.05.  Security Interest...........................................  90

                                  ARTICLE XV

                          Dissolution and Termination
                          ---------------------------

SECTION 15.01.  Dissolution.................................................  92
SECTION 15.02.  Winding Up of Company.......................................  93
SECTION 15.03.  Distribution of Property....................................  93
SECTION 15.04.  Time Limitation.............................................  93
SECTION 15.05.  Termination of Company......................................  93

                                  ARTICLE XVI

                                 Miscellaneous
                                 -------------

SECTION 16.01.  Notices.....................................................  94
SECTION 16.02.  Merger and Entire Agreement.................................  95
SECTION 16.03.  Assignment..................................................  95
SECTION 16.04.  Parties in Interest.........................................  95
SECTION 16.05.  Counterparts................................................  95
SECTION 16.06.  Amendment; Waiver...........................................  96
SECTION 16.07.  Severability................................................  96
SECTION 16.08.  GOVERNING LAW...............................................  96
SECTION 16.09.  Enforcement.................................................  97
SECTION 16.10.  Creditors...................................................  97
SECTION 16.11.  No Bill for Accounting......................................  98
SECTION 16.12.  Waiver of Partition.........................................  98
SECTION 16.13.  Table of Contents, Headings and Titles......................  98
SECTION 16.14.  Use of Certain Terms; Rules of
                  Construction..............................................  98
SECTION 16.15.  Holidays....................................................  98

SECTION 16.16.  Third Parties...............................................  98
SECTION 16.17.  Liability for Affiliates....................................  99

Appendix A          Certain Definitions
Appendix B          Procedures for Dispute Resolution

Exhibit A           Speedway SuperAmerica LLC Retail Integration Protocol

Schedule 1.01       Financed Properties
Schedule 4.01(c)    Subleased Property
Schedule 4.02(a)-1  Marathon Capital Expenditures
Schedule 4.02(a)-2  Ashland Capital Expenditures
Schedule 8.01(k)
 (i)(A)             Closing Date Affiliate Transactions
Schedule 8.14       Company Leverage Policy
Schedule 8.15       Company Investment Guidelines
Schedule A          Calculations re: Normal Annual Capital Budget Amount
Schedule B-1        Adjustments to Historical EBITDA
                      (Marathon)
Schedule B-2        Adjustments to Historical EBITDA (Ashland)
Schedule C          Initial Executive Officers

                                       LIMITED LIABILITY COMPANY AGREEMENT
                                   dated as of [January 1], 1998, of MARATHON
                                               -         -
                                   ASHLAND PETROLEUM LLC (the "Company"), by and
                                                               -------
                                   between Marathon Oil Company, an Ohio
                                   corporation ("Marathon"), and Ashland Inc., a
                                                 --------
                                   Kentucky corporation ("Ashland"), as Members.
                                                          -------


                             Preliminary Statement
                             ---------------------

          WHEREAS, on June 11, 1997, Marathon and Emro Marketing Company ("Emro Marketing") formed the Company (formerly known as "Emro Supply, LLC") by filing a Certificate of Formation of the Company with the Secretary of State of the State of Delaware and executed the Limited Liability Company Agreement of the Company pursuant to which Marathon received a 60% interest in the Company and Emro Marketing received a 40% interest in the Company;

          WHEREAS, on July 18, 1997, Emro Marketing assigned its interest in the Company to Marathon and Fuelgas Company, Inc., a wholly owned subsidiary of Marathon ("Fuelgas"), with Marathon receiving an additional 39% interest in the Company and Fuelgas receiving a 1% interest in the Company, which interest will be transferred to Marathon immediately following the Closing (for purposes of this Agreement and the other Transaction Documents, all references to Marathon's interest in the Company shall be deemed to include the 1% interest owned by Fuelgas);

          WHEREAS, on July 18, 1997, Marathon and Fuelgas executed the First Amended and Restated Limited Liability Company Agreement of the Company and filed an Amended and Restated Certificate of Formation of the Company with the Secretary of State of the State of Delaware;

          WHEREAS, on October 29, 1997, Marathon and Fuelgas filed a Second Amended and Restated Certificate of Formation of the Company with the Secretary of State of the State of Delaware to change the name of the Company to Marathon Ashland Petroleum LLC;

          WHEREAS, on December 8, 1997, Marathon and Fuelgas executed the Second Amended and Restated Limited Liability

Company Agreement of the Company which became effective on December 10, 1997;

          WHEREAS the parties hereto desire that the Company (a) be a premier petroleum supply, refining, marketing and transportation business, (b) create a highly efficient, cost-effective and competitive petroleum supply, refining, marketing and transportation system, (c) deliver to the Members the highest possible economic value added, (d) be customer-focused and market-driven in its business strategy, (e) be a respected and responsible member of the communities in which the Company will operate, with a high regard for environmental responsibility and employee safety, and (f) seek to maximize Distributable Cash to the Members consistent with the foregoing, including capital spending levels which over time are expected to be generally equivalent to the level of non-cash charges; and

          WHEREAS the Members desire to enter into this Agreement to set forth the rights and responsibilities of each of them with respect to the governance, financing and operation of the Company.

          NOW, THEREFORE, the parties hereto hereby agree as follows:


                                   ARTICLE I

                     Certain Definitions; Applicable GAAP
                     ------------------------------------

          SECTION 1.01.  Definitions.  Defined terms used in this Agreement
                         ------------
shall have the meanings ascribed to them by definition in this Agreement or in Appendix A. In addition, when used herein the following terms have the following meanings:

          "Accounting Determination" has the meaning set forth in Section 1.02.
           ------------------------

          "Acquisition Expenditures" means, in connection with any acquisition
           ------------------------
by the Company and its subsidiaries, without duplication (i) the purchase price paid or to be paid for the net assets or capital stock or other equity interests in connection with such acquisition, (ii) any Indebtedness assumed by the Company and its subsidiaries in connection with any such acquisition, (iii) any contingent liabilities assumed or incurred by the Company and its subsidiaries in connection with any such acquisition to the extent that such contingent liabilities are required to be reflected on the balance sheet of the Company and its subsidiaries in accordance with Financial Accounting Standard Number 5 (or any successor or superseding provision of Applicable GAAP), and
(iv) all other costs and expenses incurred or to be incurred by the Company or any of its subsidiaries in connection with any such acquisition to the extent that such costs and expenses would be capitalized if such acquisition were consummated.

          "Adjustable Amount" has the meaning set forth in Section 8.13.
           -----------------

          "Additional Monetary Amount" has the meaning set forth in Section
           --------------------------
14.03(c).

          "Additional Required Cash Amount" has the meaning set forth in Section
           -------------------------------
14.01(a).

          "Adjusted DD&A" means:
           -------------


          (i) for the twelve-month periods ended December 31, 1995 and 1996, $348 million and $346 million, respectively;

          (ii) for the twelve-month period ended December 31, 1997, the total combined depreciation, depletion and amortization expense of the Marathon Business and the Ashland Business during such twelve-month period, including, without duplication, (a) any gains (deductions from depreciation, depletion and amortization) or losses (additions to depreciation, depletion and amortization) on asset retirements during such period and (b) pro forma depreciation, depletion and amortization expense related to the Financed Properties during such period (calculated in the same manner such pro forma depreciation, depletion and amortization expense was calculated in Schedule A, which considers the placed-in-service dates of the Financed Properties);

          (iii) for the twelve-month period ended September 30, 1998, the sum of:

               (a) the total combined depreciation, depletion and amortization expense of the Marathon Business and the Ashland Business during the period commencing on October 1, 1997, and ended on the date immediately preceding the Closing Date, including, without
                                                  ---------
          duplication, (1) any gains (deductions from depreciation, depletion and amortization) or losses (additions to depreciation, depletion and amortization) on asset retirements during such period and (2) pro forma depreciation, depletion and amortization expense related to the Financed Properties during such period (calculated in the same manner such pro forma depreciation, depletion and amortization expense was calculated in Schedule A, which considers the placed-in-service dates of the Financed Properties); and

               (b) the total depreciation, depletion and amortization expense of the Company and its subsidiaries for the period commencing on the Closing Date and ended on September 30, 1998, including (1) any gains
                                                        ---------
          (deductions from depreciation, depletion and amortization) or losses (additions to depreciation, depletion and amortization) on asset retirements during such period, (2) depreciation, depletion and amortization expense related to the Garyville Propylene Upgrade Project during such period and (3) depreciation, depletion and amortization expense related to all Company-funded Capital Expenditures, but excluding (4) depreciation, depletion and
                            ---------
          amortization expense related to Member-Funded Capital Expenditures and
          (5) the increase or decrease in such depreciation, depletion and amortization expense related to the Ashland Transferred Assets (including pro forma depreciation, depletion and amortization expense related to the Financed Properties) resulting from the application of purchase accounting treatment to the transactions contemplated by the Transaction Documents (such purchase accounting treatment causing an increase or decrease in the estimated useful lives and the net book value of the Ashland Transferred Assets); and

          (iv) for the twelve-month period ended September 30, 1999, and each twelve-month period ended September 30 thereafter, the total depreciation, depletion and amortization expense of the Company and its subsidiaries for such twelve-month period, including, without duplication, (a) any gains
                               ---------
     (deductions from depreciation, depletion and amortization) or losses (additions to depreciation, depletion and amortization) on asset retirements during such period, (b) depreciation, depletion and amortization expense related to the Garyville Propylene Upgrade Project during such period and (c) depreciation, depletion and amortization expense related to Company-funded Capital Expenditures but excluding (d)
                                                        ---------
     depreciation, depletion and amortization expense related to Member-Funded Capital Expenditures and (e) the increase or decrease in such depreciation, depletion and amortization expense related to the Ashland Transferred Assets (including pro forma depreciation, depletion and amortization expense related to the Financed Properties) resulting from the application of purchase accounting treatment to the transactions contemplated by the Transaction Documents (such purchase accounting treatment causing an increase or decrease in the estimated useful lives and the net book value of the Ashland Transferred Assets);

all as determined on a consolidated basis with respect to (x) in the case of any period ending prior to the Closing Date, Marathon and its subsidiaries or Ashland and its subsidiaries, as applicable, or (y) in the case of any period ending on or after the Closing Date, the Company and its subsidiaries, in each case in accordance with Applicable GAAP.

          "Adjusted EBITDA" means:
           ---------------

          (i) for the twelve-month periods ended December 31, 1995 and 1996, $657 million and $600 million, respectively;

          (ii) for the twelve-month period ended December 31, 1997, the sum of:

          (a)  Historical EBITDA for such twelve-month period, plus

          (b) $80 million, minus

          (c) 38% of an amount equal to (1) the sum of the amounts calculated pursuant to clauses (a) and (b) above for such twelve-month period less (2) the Adjusted DD&A for such twelve-month period.

          (iii) for the twelve-month period ended September 30, 1998, the sum of:

          (a) for the period commencing on October 1, 1997, and ended on the date immediately preceding the Closing Date, the sum of:

               (1)  Historical EBITDA for such period, plus

               (2) $20 million, minus

               (3) 38% of an amount equal to (A) the sum of the amounts calculated pursuant to clauses (1) and (2) above with respect to such period less (B) the Adjusted DD&A for such period; and

          (b) for the period commencing on the Closing Date and ended on September 30, 1998, the sum of:

               (1) EBITDA of the Company and its subsidiaries for such period, plus

               (2) $12.4 million, minus

               (3) the Tax Distribution Amounts paid or to be paid in respect of each of the three Fiscal Quarters (or portion thereof) included in such period; and

          (iv) for the twelve-month period ended September 30, 1999 and each twelve-month period ended September 30 thereafter, the sum of:

          (a) EBITDA of the Company and its subsidiaries for such twelve-month period, minus

          (b) the Tax Distribution Amounts paid or to be paid in respect of each of the four Fiscal Quarters included in such twelve-month period;

all as determined on a consolidated basis with respect to (x) in the case of any period ending prior to the Closing Date, Marathon and its subsidiaries or Ashland and its subsidiaries, as applicable, or (y) in the case of any period ending on or after the Closing Date, the Company and its subsidiaries, in each case in accordance with then Current GAAP (other than Ordinary Course Lease Expenses which shall be calculated in accordance with Applicable GAAP).

          "Advanced Amount" has the meaning set forth in Section 14.01(b).
           ---------------

          "Affiliate Transaction" means any agreement or transaction between the
           ---------------------
Company or any of its subsidiaries and any Member or any Affiliate of any Member that:

          (a) for purposes of Section 7.03(a)(i), will result or is reasonably anticipated will result in expenditures, contingent or actual liabilities or benefits to the Company and its subsidiaries in excess of $2 million;

          (b) for purposes of Section 7.03(b), is either (i) outside the ordinary course of the Company and its subsidiaries' business and results or will result in contingent or actual liabilities or benefits to the Company and its subsidiaries in excess of $100,000 in the applicable Fiscal Year or (ii) within the ordinary course of the Company and its subsidiaries' business and results or will result in expenditures, contingent or actual liabilities or benefits to the Company and its subsidiaries (A) in excess of $2 million individually in the applicable Fiscal Year or (B) when taken together with all other agreements or transactions entered into the same Fiscal Year as such agreement or transaction which are either related to such agreement or transaction or are substantially the same type of agreement or transaction as such agreement or transaction, in excess of $2 million in the aggregate in the applicable Fiscal Year; and

          (c) for purposes of Section 8.08(k)(i), is either (i) outside the ordinary course of the Company and its subsidiaries' business and will result or is reasonably anticipated will result in expenditures, contingent or actual liabilities or benefits to the Company and its subsidiaries in excess of $2 million or (ii) within the ordinary course of the Company and its subsidiaries' business and will result or is reasonably anticipated will result in expenditures, contingent or actual liabilities or benefits to the Company and its subsidiaries in excess of $25 million.

          For purposes of this definition of Affiliate Transaction, any guarantee by a Member or any Affiliate of any Member of any obligations of the Company or any of its subsidiaries that is provided by such Member or such Affiliate without cost to the Company and its subsidiaries shall not be deemed to be an Affiliate Transaction. Notwithstanding the foregoing, the term "Affiliate Transaction" shall not include any distributions of cash or other property to the Members pursuant to Article V.

          "Affiliate Transaction Dispute Notice" has the meaning set forth in
           ------------------------------------
Section 8.11(b).

          "Aggregate Tax Rate" has the meaning set forth in Section 5.01(a)(i).
           ------------------

          "Agreed Additional Capital Contributions" has the meaning set forth in
           ---------------------------------------
Section 4.02(c).

          "Agreement" means this Limited Liability Company Agreement of the
           ---------
Company, as the same may be amended, restated, supplemented or otherwise modified from time to time.

          "Annual Capital Budget" has the meaning set forth in Section 8.09(a).
           ---------------------

          "Applicable GAAP" has the meaning set forth in Section 1.02.
           ---------------

          "Approved Marathon Crude Oil Purchase Program" has the meaning set
           --------------------------------------------
forth in Section 8.12.

          "Arbitratable Dispute" has the meaning set forth in Section 13.04(a).
           --------------------

          "Arbitration Payment Due Date" has the meaning set forth in Section
           ----------------------------
14.03(a).

          "Arbitration Proceeding" has the meaning set forth in Section
           ----------------------
14.01(a).

          "Arbitration Tribunal" has the meaning set forth in Appendix B.
           --------------------

          "Arm's-Length Transaction" has the meaning set forth in Section
           ------------------------
8.11(a).

          "Ashland Designated Sublease Agreements" shall mean the Ashland
           ---------------------------------------
Sublease Agreements attached as Exhibits L-1, L-2, L-3 and L-4 to the Asset Transfer and Contribution Agreement.

          "Ashland-Funded Capital Expenditures" has the meaning set forth in
           -----------------------------------
Section 4.02(a).

          "Audited Financial Statements" has the meaning set forth in Section
           ----------------------------
7.02(c).

          "Average Annual DD&A" means:
           -------------------

          (a) for Fiscal Year 1998, the average of the Adjusted DD&A for the three twelve-month periods ended December 31, 1995, 1996 and 1997;

          (b) for Fiscal Year 1999, the average of the Adjusted DD&A (i) for the two twelve-month periods ended December 31, 1996 and 1997 and (ii) for the one twelve-month period ended September 30, 1998;

          (c) for Fiscal Year 2000, the average of the Adjusted DD&A (i) for the twelve-month period ended December 31, 1997 and (ii) for the two twelve-month periods ending on September 30, 1998 and 1999; and

          (d) for Fiscal Year 2001 and each Fiscal Year thereafter, the average of the Adjusted DD&A for the three twelve-month periods ending on September 30 in each of the three Fiscal Years immediately preceding such Fiscal Year.

          "Average Adjusted EBITDA" means:
           -----------------------

          (a) for Fiscal Year 1998, the average of the Adjusted EBITDA for the three twelve-month periods ended December 31, 1995, 1996 and 1997;

          (b) for Fiscal Year 1999, the average of the Adjusted EBITDA (i) for the two twelve-month periods ended December 31, 1996 and 1997 and (ii) for the one twelve-month period ended September 30, 1998;

          (c) for Fiscal Year 2000, the average of the Adjusted EBITDA (i) for the twelve-month period ended December 31, 1997 and (ii) for the two twelve-month periods ending on September 30, 1998 and 1999; and

          (d) for Fiscal Year 2001 and each Fiscal Year thereafter, the average of the Adjusted EBITDA for the three twelve-month periods ending on September 30 in each of the three Fiscal Years immediately preceding such Fiscal Year.

          "Average Annual Level" means for any twelve-month period ending on
           --------------------
September 30 of any calendar year, the average of the level of the Price Index ascertained by adding the twelve monthly levels of the Price Index during such twelve-month period and dividing the total by twelve.

          "Bareboat Charters" has the meaning set forth in Section 9.3(k) of the
           -----------------
Asset Transfer and Contribution Agreement.

          "Base Level" means 161.2.
           ----------

          "Base Rate" has the meaning set forth in Section 1.01 of the Put/Call,
           ---------
Registration Rights and Standstill Agreement.

          "Board of Managers" has the meaning set forth in Section 8.02(a).
           -----------------

          "Bulk Motor Oil Business" has the meaning set forth in Section
           -----------------------
14.03(h) of the Put/Call, Registration Rights and Standstill Agreement.

          "Business Plan" has the meaning set forth in Section 8.10.
           -------------

          "Capital Account" has the meaning set forth in Section 6.01.
           ---------------

          "Capital Expenditures" means, for any period, the aggregate of all
           --------------------
expenditures incurred by the Company and its subsidiaries during such period that, in accordance with Applicable GAAP, are or should be included in "additions to property, plant or equipment" or similar items reflected in the consolidated statement of cash flows of the Company and its subsidiaries; provided, however, that Capital Expenditures shall not include (a) exchanges of
--------  -------
such items for other items, (b) expenditures of proceeds of insurance settlements by the Company or any of its subsidiaries in respect of lost, destroyed or damaged assets, equipment or other property to the extent such expenditures are made to replace or repair such lost, destroyed or damaged assets, equipment or other property within 18 months of such loss, destruction or damage, (c) funds expended by a Member or an

Affiliate of a Member to purchase any Subleased Property that is contributed to the Company or a subsidiary of the Company pursuant to Section 4.01(c)(i)(A) or
(d) Member-Funded Capital Expenditures; all as determined on a consolidated basis with respect to the Company and its subsidiaries in accordance with Applicable GAAP.

          "Capital Lease" means any lease of (or other arrangement conveying the
           -------------
right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a consolidated balance sheet of the Company and its subsidiaries in accordance with Applicable GAAP.

          "Closing Date Affiliate Transactions" has the meaning set forth in
           -----------------------------------
Section 8.08(k)(i)(A).

          "Company Independent Auditors" has the meaning set forth in Section
           ----------------------------
7.01.

          "Company Investment Guidelines" has the meaning set forth in Section
           -----------------------------
8.15.

          "Company Leverage Policy" has the meaning set forth in Section 8.14.
           -----------------------

          "Competitive Business" has the meaning set forth in Section 14.01(a)
           --------------------
of the Put/Call, Registration Rights and Standstill Agreement.

          "Competitive Third Party" has the meaning set forth in Section
           -----------------------
14.01(d) of the Put/Call, Registration Rights and Standstill Agreement.

          "Contracting Member" has the meaning set forth in Section 8.11(b).
           ------------------

          "Covered Person" means any Member, any Affiliate of a Member or any
           --------------
officers, directors, shareholders, partners, employees, representatives or agents of a Member or their respective Affiliates, or any Representative, or any employee, officer or agent of the Company or its Affiliates.

          "Critical Decision" means each Primary Critical Decision and each
           -----------------
Other Critical Decision.

          "Critical Decision Termination Date" means (a) in the case of any
           ----------------------------------
Other Critical Decision, the first anniversary of the Closing Date or (b) in the case of any Primary Critical Decision, the first anniversary of the Closing Date or, if the Critical Decision Termination Date shall be extended with respect to such Primary Critical Decision as provided in Section 8.19(c), the fifteen-month anniversary of the Closing Date.

          "Crude Oil Purchases" means any purchase of crude oil by the Company
           -------------------
or any of its subsidiaries from Marathon or any Affiliate of Marathon.

          "Current GAAP" means, at any time, GAAP as in effect at such time.
           ------------

          "Delinquent Member" has the meaning set forth in Section 14.01(a).
           -----------------

          "Designated Sublease Agreements" means the Ashland Designated Sublease
          --------------------------------
Agreements and the Marathon Designated Sublease Agreements.

          "Designated Sublease Amount" means any obligation of a Member to the
           --------------------------
Company or a subsidiary of the Company under Section 4.01(c) with respect to a Subleased Property or a Designated Sublease Agreement.

          "Dispute" has the meaning set forth in Section 13.01.
           -------

          "Dispute Notice" has the meaning set forth in Section 13.02.
           --------------

          "Disputed Capital Contribution Amount" has the meaning set forth in
           ------------------------------------
Section 13.04(a).

          "Disputed Indemnification Amount" has the meaning set forth in Section
           -------------------------------
14.01(a).

          "Disputed Monetary Amount" has the meaning set forth in Section
           ------------------------
14.01(a).

          "Distributable Cash" means, for each Fiscal Quarter, without
           ------------------
duplication:

          (a) the Short-Term Investments of the Company and its subsidiaries on the last day of such Fiscal Quarter, minus

          (b) the Ordinary Course Debt of the Company and its subsidiaries on the last day of such Fiscal Quarter, minus

          (c) the Tax Distribution Amount to be paid in respect of such Fiscal Quarter, minus

          (d) funds held on the last day of such Fiscal Quarter for financing Special Projects or Permitted Catlettsburg Capital Projects, minus

          (e) if the notional repayment of principal for Special Project Indebtedness or Permitted Catlettsburg Capital Project Indebtedness during such Fiscal Quarter calculated using a notional repayment schedule established and approved by the Board of Managers in accordance with the Company Leverage Policy was more than the amount of actual principal repayments for such Special Project Indebtedness or Permitted Catlettsburg Project Indebtedness during such Fiscal Quarter, the amount of such excess, plus

          (f) if the amount of the actual principal repayments for Special Project Indebtedness or Permitted Catlettsburg Capital Project Indebtedness during such Fiscal Quarter was more than the notional repayment of principal for such Special Project Indebtedness or Permitted Catlettsburg Capital Project Indebtedness during such Fiscal Quarter (calculated in the manner described in clause (e) above), the amount of such excess, plus or minus

          (g) any adjustments or reserves (including any adjustments for minimum cash balance requirements, including cash reserves for accrued or withheld Taxes not yet due) in the amounts and for the time periods established and approved by the Board of Managers pursuant to a vote in accordance with Section 8.07(b).

          "Distribution Date" has the meaning set forth in Section 5.01(a).
           -----------------

          "Distributions Calculation Statement" has the meaning set forth in
           -----------------------------------
Section 5.01(c).

          "EBITDA" means for any period:
           ------

          (a) net income, plus

          (b) to the extent deducted in computing such net income, the sum of
     (i) estimated or actual Federal, state, local and foreign income tax expense, (ii) interest expense, (iii) depreciation, depletion and amortization expense, (iv) non-cash charges resulting from the cumulative effect of changes in accounting principles, and (v) non-cash lower of cost or market inventory or fixed asset writedowns; minus

          (c) to the extent added in computing such net income, (i) any interest income (excluding interest income on accounts receivable related to marketing programs), (ii) non-cash gains resulting from the cumulative effect of changes in accounting principles and (iii) non-cash lower of cost or market inventory or fixed asset gains;

all as determined on a consolidated basis (x) in the case of any period ended prior to the Closing Date, Marathon and its subsidiaries or Ashland and its subsidiaries, as applicable, or (y) in the case of any period ending on or after the Closing Date, with respect to the Company and its subsidiaries, in each case in accordance with then Current GAAP. For purposes of this definition, depreciation, depletion and amortization expense will include any gains (deductions from depreciation, depletion and amortization) or losses (additions to depreciation, depletion and amortization) on asset retirements and excess purchase price amortization adjustments. For the avoidance of doubt,

EBITDA shall not include any revenues or expenses constituting Member-Funded Capital Expenditures or Member-Indemnified Expenditures.

          "Executive Officers" has the meaning set forth in Section 9.01(a).
           ------------------

          "Final Monetary Amount" has the meaning set forth in Section 14.03(a).
           ---------------------

          "Financed Properties" means each of the properties listed in Schedule
           -------------------
1.01.

          "Fiscal Quarter" means the three-month period ended March 31, June 30,
           --------------
September 30 and December 31 of each Fiscal Year.

          "Fiscal Year" has the meaning set forth in Section 6.05.
           -----------

          "Fuelgas Interest" means the 1% interest in the Company which is owned
           ----------------
by Fuelgas.

          "GAAP" means United States generally accepted accounting principles
           ----
applied on a consistent basis.

          "Garyville Propylene Upgrade Project" means the propylene splitter
           -----------------------------------
with a capacity of approximately 800 million pounds per year that is being constructed at the Garyville refinery for the production of propylene.

          "Historical EBITDA" means for any period ending prior to the Closing
           -----------------
Date the sum of:

          (a) EBITDA of the Marathon Business for such period as adjusted for each of the "EBIT Adjustment" items set forth in lines 10-55 of Schedule B-1 and each of the "Depreciation Adjustment" items set forth in lines 133 through 150 of Schedule B-1, in each case calculated for such period in the same manner that such adjustments were calculated in Schedule B-1, plus

          (b) EBITDA of the Ashland Business for such period as adjusted for each of the "EBIT Adjustment" items set forth in lines 11-56 of Schedule B-2 and each of the "Depreciation Adjustment" items set forth in lines 111-120 of Schedule B-2, in each case calculated for such period in the same manner that such adjustments were calculated in Schedule B-2;

all determined on a consolidated basis with respect to Marathon and its subsidiaries or Ashland and its subsidiaries, as applicable, in accordance with then Current GAAP.

          "Initial GAAP" has the meaning set forth in Section 1.02.
           ------------

          "Initial Term" has the meaning set forth in Section 2.03.
           ------------

          "Maralube Express Business" has the meaning set forth in Section
           -------------------------
14.03(d)(i) of the Put/Call, Registration Rights and Standstill Agreement.

          "Marathon Crude Oil Purchase Program" has the meaning set forth in
           -----------------------------------
Section 8.12.

          "Marathon Designated Sublease Agreements" shall mean the Marathon
           ---------------------------------------
Sublease Agreements attached as Exhibits E-1, E-2 and E-3 to the Asset Transfer and Contribution Agreement.

          "Marathon-Funded Capital Expenditures" has the meaning set forth in
           ------------------------------------
Section 4.02(a).

          "Material Adverse Effect" has the meaning set forth in the Asset
           -----------------------
Transfer and Contribution Agreement.

          "Member-Funded Capital Expenditures" has the meaning set forth in
           ----------------------------------
Section 4.02(a).

          "Member-Indemnified Expenditures" has the meaning set forth in Section
           -------------------------------
4.02(b).

          "Monetary Dispute" has the meaning set forth in Section 14.01(a).
           ----------------

          "Non-Contracting Member" has the meaning set forth in Section 8.11(b).
           ----------------------

          "Non-Delinquent Member" has the meaning set forth in Section 14.01.
           ---------------------

          "Non-Terminating Member" has the meaning set forth in the Put/Call,
           ----------------------
Registration Rights and Standstill Agreement.

          "Normal Annual Capital Budget Amount" means, for each Fiscal Year, an
           -----------------------------------
amount equal to the sum of:

          (i) an amount equal to 130% of the Average Annual DD&A for such Fiscal Year, plus

          (ii) if, with respect to any Fiscal Year, (a) the Average Adjusted EBITDA for such Fiscal Year less the amount calculated pursuant to clause
     (i) above for such Fiscal Year exceeds (b) $240 million (such excess, the "Excess EBITDA" for such Fiscal Year), the sum of (1) the lesser of: (x)
     --------------
     10% of the Average Annual DD&A for such Fiscal Year and (y) the Excess EBITDA for such Fiscal Year and (2) 50% of the amount by which the Excess EBITDA for such Fiscal Year exceeds an amount equal to 10% of the Average Annual DD&A for such Fiscal Year.

An example of the calculation of Adjusted DD&A, Adjusted EBITDA, Average Annual DD&A, Average Adjusted EBITDA and the Normal Annual Capital Budget Amount is shown in Schedule A. In the event of any inconsistency between such Schedule A and the language of this definition of Normal Annual Capital Budget Amount, neither shall control over the other.

          "Offer Notice" has the meaning set forth in Section 10.04(a).
           ------------

          "Ordinary Course Debt" means, without duplication, the aggregate
           --------------------
outstanding principal amount of all loans and advances under any committed or uncommitted credit facilities (including any commercial paper borrowings or borrowings under the Revolving Credit Agreement, but excluding trade payables), provided that Ordinary Course
--------

Debt shall not include any Permitted Intercompany Debt, any Special Project Indebtedness or any Permitted Catlettsburg Capital Project Indebtedness.

          "Ordinary Course Lease Expense" means, with respect to any Fiscal
           -----------------------------
Year, the rental or lease expense for such Fiscal Year of assets rented or financed by operating leases (as determined in accordance with Applicable GAAP).

          "Original Lease" means the lease or charter underlying a Marathon
           --------------
Designated Sublease Agreement or an Ashland Designated Sublease Agreement in which Marathon or Ashland, as applicable, is the lessee or charterer.

          "Other Critical Decision" means each of the Level III decisions set
           -----------------------
forth in paragraphs 2(c)(iii), (v), (vii), (viii) and (ix) of the Retail Integration Protocol.

          "Packaged Motor Oil Business" has the meaning set forth in Section
           ---------------------------
14.03(h) of the Put/Call, Registration Rights and Standstill Agreement.

          "Percentage Interest" has the meaning set forth in Section 3.01.
           -------------------

          "Permitted Catlettsburg Capital Project Indebtedness" has the meaning
           ---------------------------------------------------
set forth in the Company Leverage Policy.

          "Permitted Catlettsburg Capital Projects" has the meaning set forth in
           ---------------------------------------
the Company Leverage Policy.

          "Permitted Intercompany Debt" has the meaning set forth in the Company
           ---------------------------
Leverage Policy.

          "Price Index" means the Consumer Price Index for All Urban Consumers
           -----------
of the United States Department of Labor Bureau of Labor Statistics for all Urban Areas (on the 1982-84 equals 100 standard).

          "Primary Critical Decision" means each of the Level III decisions set
           -------------------------
forth in paragraphs 2(c)(i), (ii), (iv) and (vi) of the Retail Integration Protocol.

          "Prime Rate" means the rate of interest per annum publicly announced
           ----------
from time to time by Citibank, NA, as its prime rate in effect at its principal office in New York; each change in the Prime Rate shall be effective on the date such change is publicly announced as being effective.

          "Private Label Packaged Motor Oil Business" has the meaning set forth
           -----------------------------------------
in Section 14.03(h) of the Put/Call Registration Rights and Standstill
Agreement.

          "Profit and Loss", as appropriate, means, for any period, the taxable
           ---------------
income or tax loss of the Company and its subsidiaries under Code Section 703(a) and Treasury Regulation Section 1.703-1 for the Fiscal Year, adjusted as follows:

          (a) All items of income, gain, loss or deduction required to be separately stated pursuant to Code Section 703(a)(1) shall be included;

          (b) Tax exempt income as described in Code Section 705(a)(1)(B) realized by the Company during such Fiscal Year shall be taken into account as if it were taxable income;

          (c) Expenditures of the Company described in Code Section 705(a)(2)(B) for such Fiscal Year, including items treated under Treasury Regulation Section 1.704-1(b)(2)(iv)(i) as items described in Code Section 705(a)(2)(B), shall be taken into account as if they were deductible items;

          (d) With respect to any property (other than money) which has been contributed to the capital of the Company, "Profit" and "Loss" shall be computed in accordance with the provisions of Treasury Regulation Section 1.704-1(b)(2)(iv)(g) by computing depreciation, amortization, income, gain, loss or deduction based upon the fair market value of such property at the date of contribution;

          (e) With respect to any property of the Company which has been revalued as required or permitted by Treasury Regulations under Code
     Section 704(b),

     "Profit" or "Loss" shall be determined based upon the fair market value of such property as determined in such revaluation; and

          (f) With respect to any property of the Company which (i) is distributed in kind to a Member, or (ii) has been revalued under Section
     6.03 upon the occurrence of any event specified in Treasury Regulation
     Section 1.704-1(b)(2)(iv)(f), the difference between the adjusted basis for federal income tax purposes and the fair market value shall be treated as gain or loss upon the disposition of such property.

          "Qualified Candidate" has the meaning set forth in Section 9.02(c).
           -------------------

          "Quick Lube Business" has the meaning set forth in Section 14.03(h) of
           -------------------
the Put/Call, Registration Rights and Standstill Agreement.

          "Refundable Amount" has the meaning set forth in Section 14.03(d).
           -----------------

          "Representatives" has the meaning set forth in Section 8.01
           ---------------

          "Response" has the meaning set forth in Section 13.02.
           --------

          "Retail Integration Protocol" means the Speedway SuperAmerica LLC
           ---------------------------
Retail Integration Protocol attached hereto as Exhibit A.

          "Revolving Credit Agreement" has the meaning set forth in Section
           --------------------------
2.2(a) of the Master Formation Agreement.

          "Section 8.11(b) Affiliate Transaction" has the meaning set forth in
           -------------------------------------
Section 8.11(b).

          "Security Interest" has the meaning set forth in Section 14.05(a).
           -----------------

          "Selling Member" has the meaning set forth in Section 10.04(a).
           --------------

          "Senior Manager" has the meaning set forth in Section 13.02.
           --------------

          "Shared Service" means an administrative service that is provided to
           --------------
the Company or its subsidiaries by Marathon, Ashland or any of their respective Affiliates pursuant to the Shared Services Agreement or provided to Marathon, Ashland or any of their respective Affiliates by the Company or its subsidiaries pursuant to the Shared Services Agreement.

          "Shared Services Agreement" means the Shared Services Agreement by and
           -------------------------
among Marathon, Ashland and the Company, including the Schedules thereto, attached as Exhibit U to the Asset Transfer and Contribution Agreement.

          "Short-Term Investments" means, without duplication, collected or
           ----------------------
available bank cash balances, the fair market value of any investment made by the Company or any of its subsidiaries pursuant to the Company's Investment Guidelines and the fair market value of any investment made by the Company or any of its subsidiaries that should have been made pursuant to the Company's Investment Guidelines, but excluding Incidental Cash and any cash balances that represent uncollected funds.

          "Significant Shared Service" means (a) any Shared Service related to
           --------------------------
the Treasury and Cash Management function and (b) any Shared Service (or group of related Shared Services) that results or is reasonably anticipated to result in the payment by or to the Company or any of its subsidiaries of more than $2 million in any contract year in the period during which such Shared Service will be provided. For purposes of determining whether the $2 million threshold of this definition has been satisfied, payments for all Shared Services in each of the following general administrative areas shall be aggregated within each area specified below and considered related Shared Services: Human Resources; Health, Environment and Safety; Law; Public Affairs; Governmental Affairs; Finance and Accounting (including Internal Audit); Administrative Services; Information Technology Services; Procurement; Business Development; Aviation; Engineering and Technology; Economics; and Security.

          "Sole Arbitrator" has the meaning set forth in Appendix B.
           ---------------

          "Special Project" has the meaning set forth in the Company Leverage
           ---------------
Policy.

          "Special Project Indebtedness" has the meaning set forth in the
           ----------------------------
Company Leverage Policy.

          "Special Termination Right" has the meaning set forth in Section
           -------------------------
2.01(a) of the Put/Call, Registration Rights and Standstill Agreement.

          "Subleased Property" has the meaning set forth in Section 4.01(c).
           ------------------

          "Super Majority Decision" has the meaning set forth in Section 8.08.
           -----------------------

          "Surplus Cash" has the meaning assigned to such term in the Company
           ------------
Leverage Policy.

          "Tax Distribution Amount" has the meaning set forth in Section
           -----------------------
5.01(a).

          "Tax Liability" means, with respect to a Fiscal Year, a Member's
           -------------
liability for Federal, state, local and foreign taxes attributable to taxable income allocated to such Member pursuant to Section 6.03 and Section 10.03, taking into account any Tax deduction or loss specifically allocated to a Member pursuant to this Agreement or any other Transaction Document.

          "Term of the Company" has the meaning set forth in Section 2.03.
           -------------------

          "Terminating Member" has the meaning set forth in Section 2.01(a) of
           ------------------
the Put/Call, Registration Rights and Standstill Agreement.

          "Unaudited Financial Statements" has the meaning set forth in Section
           ------------------------------
7.02(a).

          "Valvoline Business" has the meaning set forth in Section 14.03(h) of
           ------------------
the Put/Call, Registration Rights and Standstill Agreement.

          SECTION 1.02.  Applicable GAAP.  In connection with the calculation
                         ----------------
pursuant to this Agreement of Adjusted DD&A, Capital Expenditures or Ordinary Course Lease Expenses, the determination of whether a lease is a Capital Lease or the determination of whether the Company has entered into an operating lease for purposes of Section 8.16 (each such calculation or determination, an "Accounting Determination"), the Company shall apply then Current GAAP;
-------------------------
provided, however, that if at any time after the date of this Agreement, a
--------  -------
change shall occur in GAAP which would result in any Accounting Determination being different under Current GAAP than such Accounting Determination would have been under GAAP as in effect on the date of this Agreement ("Initial GAAP"),
                                                             ------------
then (a) the Members shall negotiate in good faith to make such amendments to the relevant provisions of this Agreement as shall be required to preserve the economic and other results intended by the Members as of the date of this Agreement with respect to such Accounting Determination and (b) unless and until such time as the Members shall in good faith mutually agree to such amendments, Initial GAAP shall be applied to make such Accounting Determination or, if the Members shall have previously amended the relevant provisions of this Agreement pursuant to this Section 1.02 in response to a prior change in GAAP, then GAAP as in effect at the time the most recent such previous amendment was made shall be used to make such Accounting Determination (the GAAP that is actually applied by the Company in making any such Accounting Determination pursuant to this Agreement being the "Applicable GAAP").
                     ---------------


                                   ARTICLE II

                               General Provisions
                               ------------------

          SECTION 2.01.  Formation; Effectiveness.  The Company has been formed
                         -------------------------
as a limited liability company pursuant to the provisions of the Delaware Act by the filing of the Certificate of Formation with the Secretary of State of the State of Delaware. Pursuant to Section 18-201(d) of the Delaware Act, the provisions of this Agreement shall be effective as of the Closing Date. Each Member hereby adopts, confirms and ratifies the Certificate of Formation and all acts taken in connection therewith. Ashland shall be admitted as a member of the Company upon its execution and delivery of this Agreement. Except as provided in this Agreement, the rights, duties, liabilities and powers of the Members shall be as provided in the Delaware Act.

          SECTION 2.02.  Name.  The name of the Company shall be Marathon
                         -----
Ashland Petroleum LLC. The Board of Managers may adopt such trade or fictitious names as it may determine.

          SECTION 2.03.  Term.  Subject to the provisions of Article XIV
                         -----
providing for early termination in certain circumstances and the provisions of
Article IX of the Put/Call, Registration Rights and Standstill Agreement, the initial term of the Company (the "Initial Term") began on the date the
                                  ------------
Certificate of Formation was filed with the Secretary of State of the State of Delaware, and shall continue until the close of business on December 31, 2022 and, thereafter, the term of the Company shall be automatically extended for successive 10-year periods unless at least two years prior to the end of the Initial Term or any succeeding 10-year period, as applicable, a Member notifies the Board of Managers and the other Member in writing that it wants to terminate the term of the Company at the end of the Initial Term or such 10-year period, in which event, the term of the Company shall not thereafter be extended for a successive ten-year term. The President of the Company shall notify each Member in writing at least six months prior to each such two-year notification date that the Term of the Company will be automatically extended unless a Member provides a notice to the contrary pursuant to this Section 2.03. The failure of the President of the Company to give such notice, or any defect in any notice so given, shall not affect the Members' rights to terminate the Term of the Company pursuant to this Section 2.03, and shall not result in a termination of the Term of the Company unless a Member provides a notice to the contrary pursuant to this Section 2.03. The Initial Term, together with any such extensions, is hereinafter referred to as the "Term of the Company". The existence of the
                                -------------------
Company as a separate
legal entity shall continue until the cancelation of the Certificate of Formation in the manner provided in the Delaware Act.

          SECTION 2.04.  Registered Agent and Office.  The name of the
                         ----------------------------
registered agent of the Company for service of process on the Company in the State of Delaware is The Corporation Trust Company, and the address of the registered agent and the address of the office of the Company in the State of Delaware is c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801. The Board of Managers may change such office and such agent from time to time in its sole discretion.

          SECTION 2.05.  Purpose.  (a)  The purpose of the Company is to engage
                         --------
in any lawful act or activity for which a limited liability company may be formed under the Delaware Act (either directly or indirectly through one or more subsidiaries). It is the Members' understanding and intent that (i) the Company will be an independent, self-funding entity, (ii) no additional capital contributions are expected to be required by the Members and (iii) the administrative requirements of the Company will generally be provided by the Company's own employees. In furtherance of this understanding and intent, and without limiting the generality of the foregoing, unless the Members shall mutually agree otherwise, the following administrative functions and services shall be provided substantially by the Company and its subsidiaries' employees (or by its unaffiliated third party contractors) under the supervision and control of the Company's officers: Human Resources; Health, Environment and Safety; Law; Finance and Accounting; Internal Audit; Treasury and Cash Management; and Information Technology. For the avoidance of doubt, the Members acknowledge and agree that the provision at any time of the specific Shared Services identified and described in Schedule 10.2(e) to the Marathon Asset Transfer and Contribution Agreement Disclosure Letter and Schedule 10.2(e) to the Ashland Asset Transfer and Contribution Agreement Disclosure Letter to the Company and its subsidiaries by the Members shall not be deemed to violate the requirements of the immediately preceding sentence.

          (b) The Company, and the President on behalf of the Company, may enter into and perform the Transaction Documents and the Commercial Documents to which the Company is a party without any further act, vote or approval of the Board of Managers or the Members notwithstanding any other provision of this Agreement, the Delaware Act or other Applicable Law. The President of the Company is hereby authorized to enter into such Transaction Documents and such Commercial Documents on behalf of the Company, but such authorization shall not be deemed a restriction on the power of the Board of Managers to enter into other agreements on behalf of the Company.

          SECTION 2.06.  Powers.  In furtherance of its purposes, but subject to
                         -------
all the provisions of this Agreement, the Company shall have the power and is hereby authorized to:

          (a) acquire by purchase, lease, contribution of property or otherwise, own, operate, hold, sell, convey, transfer or dispose of any real or personal property which may be necessary, convenient or incidental to the accomplishment of the purpose of the Company;

          (b) act as a trustee, executor, nominee, bailee, director, officer, agent or in some other fiduciary capacity for any person or entity and to exercise all the powers, duties, rights and responsibilities associated therewith;

          (c) take any and all actions necessary, convenient or appropriate as trustee, executor, nominee, bailee, director, officer, agent or other fiduciary, including the granting or approval of waivers, consents or amendments of rights or powers relating thereto and the execution of appropriate documents to evidence such waivers, consents or amendments;

          (d) borrow money and issue evidences of indebtedness in furtherance of any or all of the purposes of the Company, and secure the same by mortgage, pledge or other lien on the assets of the Company;

          (e) invest any funds of the Company pending distribution or payment of the same pursuant to the provisions of this Agreement;

          (f) prepay in whole or in part, refinance, recast, increase, modify or extend any Indebtedness of the Company and, in connection therewith, execute any extensions, renewals or modifications of any mortgage or security agreement securing such Indebtedness;

          (g) enter into, perform and carry out contracts of any kind, including, without limitation, contracts with any person or entity affiliated with any of the Members, necessary to, in connection with, convenient to, or incidental to the accomplishment of the purposes of the Company;

          (h) employ or otherwise engage employees, managers, contractors, advisors, attorneys and consultants and pay reasonable compensation for such services;

          (i) enter into partnerships, limited liability companies, trusts, associations, corporations or other ventures with other persons or entities in furtherance of the purposes of the Company; and

          (j) do such other things and engage in such other activities related to the foregoing as may be necessary, convenient or incidental to the conduct of the business of the Company, and have and exercise all of the powers and rights conferred upon limited liability companies formed pursuant to the Delaware Act.


                                  ARTICLE III

                                    Members
                                    -------

          SECTION 3.01.  Members; Percentage Interests.  The names and addresses
                         ------------------------------
of the Members and their respective
percentage interests in the Company ("Percentage Interests") are as follows:
                                      --------------------

                                           Percentage
          Members                           Interests
          -------                          -----------

     Marathon Oil Company                    62%
     5555 San Felipe
     P.O. Box 3128
     Houston, TX 77056-2723

     Ashland Inc.                            38%
     P.O. Box 391
     Ashland, KY 41114

Marathon's Percentage Interest shall be deemed to include the Fuelgas Interest. Promptly after the Closing, Marathon will cause Fuelgas to merge with and into Marathon.

          SECTION 3.02.  Adjustments in Percentage Interests.  Marathon's and
                         ------------------------------------
Ashland's Percentage Interests, and the Percentage Interests of each other Member, if any, shall be adjusted (a) at the time of any Transfer of such Member's Membership Interests pursuant to Section 10.02 and (b) at the time of the admission of each new Member pursuant to such terms and conditions as the Board of Managers from time to time shall determine pursuant to a vote in accordance with Section 8.07(b), in each case to take into account such Transfer or admission of a new Member.


                                   ARTICLE IV

                             Capital Contributions;
                             ----------------------
                       Assumption of Assumed Liabilities
                       ---------------------------------

          SECTION 4.01.  Contributions.  (a)  On or before the Closing Date,
                         --------------
Marathon shall contribute, convey, transfer, assign and deliver to the Company or shall have contributed, conveyed, transferred, assigned and delivered to the Company, the Marathon Transferred Assets, and Ashland shall contribute, convey, transfer, assign and deliver to the Company or shall have contributed, conveyed, transferred, assigned and delivered to the Company, the

Ashland Transferred Assets, in each case pursuant to terms and conditions of the Asset Transfer and Contribution Agreement. In addition, any additional assets that Marathon or Ashland are required to contribute, convey, transfer, assign and deliver to the Company at a later date pursuant to the terms and conditions of the Asset Transfer and Contribution Agreement shall be so contributed at such later date.

          (b) The Company shall assume, as of the Closing Date, the Assumed Liabilities pursuant to the terms of the Asset Transfer and Contribution Agreement.

          (c)  Payments or Damages under Designated Sublease Agreements as
               -----------------------------------------------------------
Contributions.  (i)  Each Member has agreed, pursuant to the Designated Sublease
--------------
Agreements to which it is a party, to sublease to the Company or one of its subsidiaries the assets or property listed on Schedule 4.01(c) ("Subleased
                                                                 ---------
Property") for a nominal consideration in lieu of transferring such property to
--------
the Company or such subsidiary, free of any Liens, other than Permitted Encumbrances, as a capital contribution.

          (A) If at any time after the date of this Agreement a Member in its capacity as a sublessor shall become the owner of any Subleased Property, such Member shall promptly contribute, convey, transfer, assign and deliver to the Company (or, if the Company so directs, to one of its subsidiaries) at no cost to the Company or such subsidiary, and the Company hereby agrees to accept, or to cause such subsidiary to accept, such Subleased Property and the related Designated Sublease Agreement shall be terminated with respect to such Subleased Property, all as more specifically set forth in such Designated Sublease Agreement. In addition, if at any time after the date of this Agreement a Member assigns to the Company (or a subsidiary of the Company) a purchase option with respect to a Subleased Property pursuant to a Designated Sublease Agreement and the Company or such subsidiary exercises such purchase option and pays all or a portion of the purchase price therefor, such Member shall promptly reimburse the Company or such subsidiary such amount so paid and, if not so reimbursed, such amount shall be subject to set-off pursuant to Section 14.04. Any such payment by the Company shall be treated as a distribution to the appropriate Member for capital account purposes, and any such amount paid to the Company or such subsidiary by a Member in connection with such reimbursement obligation, or to the extent of a set-off applied pursuant to Section 14.04 as a result of such failure to so reimburse, shall be treated as a capital contribution to the Company.

          (B) Any amount paid by the Company or any of its subsidiaries under a Designated Sublease Agreement to cure or prevent a payment default by the sublessor Member under the underlying Original Lease shall be reimbursed to the Company or such subsidiary by such Member, and if not so reimbursed, shall be subject to set-off pursuant to Section 14.04. Any such payment by the Company shall be treated as a distribution to the appropriate Member for capital account purposes, and any such amount paid to the Company or such subsidiary by a Member in connection with a default of its payment obligations under its respective Designated Sublease Agreements, or to the extent of a set-off applied pursuant to Section 14.04 as a result of such default, shall be treated as a capital contribution to the Company.

          (C) None of the capital contributions pursuant to (A) and (B) above shall result in any adjustment to the Members' respective Percentage Interests in the Company.

          (ii) If (A) a Member commences a voluntary case under any applicable bankruptcy, insolvency, liquidation, receivership, reorganization or other similar law now in effect, or an order for relief is entered against such Member in an involuntary case under any such law and (B) a trustee of such Member rejects a Designated Sublease Agreement of such Member, then (1) the Member shall be obligated to reimburse the Company for the Loss to the Company as a result of such rejected Designated Sublease Agreement, which Loss, if not so reimbursed, shall be subject to set-off pursuant to Section 14.04 prior to the interest of such Member in any distributions hereunder and

(2) the amount of such Loss shall be deemed to be the loss of use of such Subleased Property for the economic life thereof rather than any other period.

          SECTION 4.02.  Additional Contributions. (a)  Member-Funded Capital
                         -------------------------      ---------------------
Expenditures.  For each Capital Expenditure project identified on Schedule
-------------
4.02(a)-1, Marathon shall contribute to the Company the amount of funds necessary to comply with its obligations under Section 7.1(j) of the Asset Transfer and Contribution Agreement with respect to such Capital Expenditure project as, when and if the Company actually incurs Capital Expenditures related to such Capital Expenditure project (such Capital Expenditures, as, when and if they are funded by Marathon, are referred to herein as the "Marathon-Funded
                                                            ---------------
Capital Expenditures").  For each Capital Expenditure project identified on
--------------------
Schedule 4.02(a)-2, Ashland shall contribute to the Company the amount of funds necessary to comply with its obligations under Section 7.2(k) of the Asset Transfer and Contribution Agreement with respect to such Capital Expenditure project as, when and if the Company actually incurs Capital Expenditures related to such Capital Expenditure project (such Capital Expenditures, as, when and if they are funded by Ashland, are referred to herein as the "Ashland-Funded
                                                           --------------
Capital Expenditures", and together with the Marathon-Funded Capital
--------------------
Expenditures, the "Member-Funded Capital Expenditures").  Each Member-Funded
                   ----------------------------------
Capital Expenditure shall be treated as a capital contribution to the Company, but shall not result in any adjustment to the Members' respective Percentage Interests in the Company. To the extent permitted by applicable Tax law, any Tax deduction by the Company of a Member-Funded Capital Expenditure shall be specially allocated so that each Member will have the Tax benefit of its Member-Funded Capital Expenditures.

          (b)  Indemnification Payments as Contributions. Any indemnity amount
               ------------------------------------------
paid by Marathon or Ashland to the Company under Article IX of the Asset Transfer and Contribution Agreement (each a "Member-Indemnified Expenditure")
                                             ------------------------------
shall be treated as a capital contribution to the Company, but shall not result in any adjustment to the Members' respective Percentage Interests in the Company. A determination of whether the associated Loss will be deducted or capitalized by the Company for Tax purposes shall be made by the Company at the direction of the Indemnifying Party. Any Tax deduction or loss claimed by the Company with respect to the indemnified amount shall be specially allocated to the Indemnifying Party.

          (c)  Other Additional Capital Contributions.  The Members shall make
               ---------------------------------------
other additional capital contributions ("Agreed Additional Capital
                                         -------------------------
Contributions") pro rata based on their respective Percentage Interests if and
                --- ----
to the extent such capital contributions are approved by the Board of Managers pursuant to a vote in accordance with Section 8.07(b).

          (d)  No Third-Party Beneficiaries.  The provisions of this Agreement,
               -----------------------------
including without limitation, this Section 4.02, are intended solely to benefit the Members and, to the fullest extent permitted by Applicable Law, shall not be construed as conferring any benefit upon any creditor of the Company other than the Members, and no such creditor of the Company other than the Members shall be a third-party beneficiary of this Agreement, and no Member or member of the Board of Managers shall have any duty or obligation to any creditor of the Company to issue any call for capital pursuant to this Agreement.

          SECTION 4.03.  Negative Balances; Withdrawal of Capital; Interest.
                         ---------------------------------------------------
Neither of the Members shall have any obligation to the Company or to the other Member to restore any negative balance in its Capital Account. Neither Member may withdraw capital or receive any distributions from the Company except as specifically provided herein. No interest shall be paid by the Company on any capital contributions.


                                   ARTICLE V

                                 Distributions
                                 -------------

          SECTION 5.01.  Distributions.  (a)  Within 45 days after the end of
                         --------------
each Fiscal Quarter, the Company shall
distribute to the Members (the date of such distribution being a "Distribution
                                                                  ------------
Date") an amount in cash (the "Tax Distribution Amount") determined as follows:
----                           -----------------------

          (i) The maximum Tax Liability of each Member with respect to its allocable portion (as provided in Section 6.03) of the Company's estimated taxable income for such Fiscal Quarter shall be determined, based upon the highest aggregate marginal statutory Federal, state and local income tax rate (determined taking into account the deductibility, to the extent allowed, of income-based taxes paid to governmental entities) to which any Member may be subject for the related Fiscal Year (and excluding any deferred taxes) (the "Aggregate Tax Rate").
                           ------------------

          (ii) If the Tax Liability determined in clause (i) is positive with respect to either Member, there shall be a cash distribution to each of the Members, in accordance with their Percentage Interests, of an aggregate amount such that neither Member shall receive less than its Tax Liability.

          (iii) In the event that the Tax Liability with respect to a Fiscal Quarter, determined pursuant to clause (i) above, is negative with respect to each Member, such negative Tax Liability shall not give rise to a payment obligation on the part of either Member, but shall be carried forward and shall offset the positive Tax Liability of the Members in succeeding Fiscal Quarters.

          (iv) Following a determination by the Company of the Company's actual net taxable income with respect to a Fiscal Year, the maximum Tax Liability of each Member with respect to its allocable portion (as provided in Section 6.03) of the Company's net taxable income for such Fiscal Year shall be determined, based upon the Aggregate Tax Rate. If the maximum Tax Liability of any Member for the Fiscal Year is in excess of the cash distributions previously made to the Member for such Fiscal Year under clause (ii) above and subsection (b) below, the Company shall make a cash distribution to all the Members, in accordance with their Percentage

     Interests, of an aggregate amount such that the excess is eliminated for all the Members. Such distribution shall be made within 45 days of the date the Company's actual net taxable income is determined.

          (v) In the event that the Company Independent Auditors determine pursuant to Section 7.02(d) that the Company's actual net taxable income with respect to a Fiscal Year is greater than the amount determined by the Company pursuant to clause (iv) above, the Company shall make a determination of the amount of cash, if any, required to be distributed to the Members, in accordance with their Percentage Interests, such that, after taking into account cash distributions previously made to a Member under clause (ii) above and subsection (b) below, no Member shall receive less than its Tax Liability for such Fiscal Year based on such higher net taxable income amount. The Company shall, within 15 days after the determination is made, distribute such additional amount of cash to the Members, in accordance with their Percentage Interests.

         (vi) In the event that the Company Independent Auditors determine pursuant to Section 7.02(d) that the Company's actual net taxable income with respect to a Fiscal Year is less than the amount determined by the Company pursuant to clause (iv) above, a determination shall be made of the excess Tax Distribution Amount that was distributed to the Members in respect of such Fiscal Year based on the Company's determination of its actual net taxable income and the Company shall deduct from the next Tax Distribution Amount payable to the Members pursuant to this Section 5.01, the amount of such excess distribution.

          (b) In addition to the distributions pursuant to Section 5.01(a), on each Distribution Date, the Company shall distribute to the Members all Distributable Cash for the Fiscal Quarter to which such Distribution Date relates. Subject to Section 5.02(b), each such distribution shall be allocated between the Members pro rata based upon their respective Percentage Interests.
                    --- ----

          (c) The Company shall prepare and distribute to each Member within 45 days after the end of each Fiscal Quarter a statement (a "Distributions
                                                          -------------
Calculation Statement") setting forth the calculations (in reasonable detail)
---------------------
used by the Company for purposes of distributions pursuant to this Section 5.01 of (i) the Tax Distribution Amount for each Member for such Fiscal Quarter, (ii) the amount of Distributable Cash for such Fiscal Quarter and (iii) the allocation of such Distributable Cash between the Members.

          SECTION 5.02.  Certain General Limitations. (a)  Notwithstanding any
                         ----------------------------
provision to the contrary contained in this Agreement, the Company, and the Board of Managers on behalf of the Company, shall not be required to make a distribution to either Member with respect to such Member's Membership Interests if such distribution would violate Section 18-607 of the Delaware Act or other applicable law.

          (b) Notwithstanding any other provision of this Article V, all amounts distributed to the Members in connection with a dissolution of the Company or the sale or other disposition of all or substantially all the assets of the Company that results in a dissolution of the Company shall be distributed to the Members in accordance with their respective Capital Account balances, as adjusted pursuant to Article VI for all Company operations up to and including the date of such distribution.

          SECTION 5.03.  Distributions in Kind.  The Company shall not
                         ----------------------
distribute to the Members any assets in kind unless approved by the Board of Managers pursuant to a vote in accordance with Section 8.07(b). If cash and property in kind are to be distributed simultaneously, the Company shall distribute such cash and property in kind in the same proportion to each Member, unless otherwise approved by the Board of Managers pursuant to a vote in accordance with Section 8.07(b). For purposes of determining amounts distributable to Members under Section 5.01, for purposes of determining Profit and Loss under Section 1.01, for purposes of making adjustments to Capital Accounts under Article VI and for purposes of allocations under Article VI, any property to be distributed in kind shall have the value assigned to such property by the Board of Managers pursuant to a vote in accordance with Section 8.07(b) and such value shall be deemed to be part of and included in Distributable Cash for purposes of determining distributions to the Members under this Agreement.

          SECTION 5.04.  Distributions in the Event of an Exercise of the
                         ------------------------------------------------
Marathon Call Right, Ashland Put Right or the Special Termination Rights.  In
-------------------------------------------------------------------------
the event of an exercise by Marathon of its Marathon Call Right or its Special Termination Right or the exercise by Ashland of its Ashland Put Right or its Special Termination Right pursuant to the Put/Call, Registration Rights and Standstill Agreement, certain distributions to Ashland or Marathon, as applicable, will be suspended in accordance with the provisions of Section 5.01 thereof.


                                   ARTICLE VI

                       Allocations and Other Tax Matters
                       ---------------------------------

           SECTION 6.01.  Maintenance of Capital Accounts.
                          --------------------------------

An account (a "Capital Account") shall be established and maintained in the
               ---------------
Company's books for each Member in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv) and to which the following provisions apply to the extent not inconsistent with such Regulation:

          (a) There shall be credited to each Member's Capital Account (i) the amount of money contributed by such Member to the Company (including liabilities of the Company assumed by such Member as provided in Treasury Regulation Section 1.704-1(b)(2)(iv)(c)), (ii) the fair market value of any property contributed by the Member to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code Section 752), and (iii) such Member's share of the Company's Profit;

          (b) There shall be debited from each Member's Capital Account (i) the amount of money distributed to such Member by the Company (including liabilities of such Member assumed by the Company as provided in Treasury Regulation
     Section 1.704-1(b)(2)(iv)(c)) other than amounts which are in repayment of debt obligations of the Company to such Member, (ii) the fair market value of property distributed to such Member (net of liabilities secured by such property that such Member is considered to assume or take subject to under Code Section 752), and (iii) such Member's share of the Company's Loss;

          (c) To each Member's Capital Account there shall be credited, in the case of an increase, or debited, in the case of a decrease, such Member's share of any adjustment to the adjusted basis of Company assets pursuant to Code Section 734(b) or Code Section 743(b) to the extent provided by Treasury Regulation Section 1.704-(b)(2)(iv)(m); and

          (d) Upon the transfer of all or any part of the Membership Interests of a Member, the Capital Account of the transferee Member shall include the portion of the Capital Account of the transferor Member attributable to such transferred Membership Interest (or portion thereof).

          SECTION 6.02.  Allocation of Profit and Loss. (a)  Except as provided
                         ------------------------------
in Section 6.02(b), Profit or Loss for any Fiscal Year shall be allocated between the Members in proportion to their respective Percentage Interests.

          (b) To the extent any Tax deduction or loss is specifically allocated to a Member pursuant to this Agreement (other than pursuant to Section 6.03) or any other Transaction Document, including any deduction or loss indemnified by a Member, any Member-Funded Capital Expenditure, any Member-Indemnified Expenditure and any special allocations pursuant to Sections 6.12, 6.13 and 6.14, the associated Profit and Loss shall be allocated to the same Member.

          SECTION 6.03.  Tax Allocations.  For income tax purposes only, each
                         ----------------
item of income, gain, loss, deduction and credit of the Company shall be allocated between the Members in accordance with their respective shares of Profit and Loss, subject to the rules of Section 704(c)(1)(A) of the Code and the Treasury Regulations promulgated thereunder. The allocation of income, gain, loss and deduction with respect to property contributed by a Member to the Company shall be pursuant to the method set forth in Treasury Regulation Section 1.704-3(c) (traditional method with curative allocations), with book depreciation (as that term is used in Treasury Regulation Section 1.704-1(b)(2)(iv)(g)(3)) for assets fully depreciated for federal income tax purposes based on the applicable recovery period (as determined in Code Section 168(c)) for new assets of the same type. Any other elections or other decisions relating to allocations under this Section 6.03, including the determination of the fair market value of contributed property and the decision to adjust the Capital Accounts to reflect the fair market value of the Company's assets upon the occurrence of any event specified in Treasury Regulation Section 1.704-1(b)(2)(iv)(f), shall be made jointly by the Members in any manner that reasonably reflects the purpose and intention of this Agreement. Items described in this Section 6.03 shall neither be credited nor charged to the Members' Capital Accounts.

          SECTION 6.04.  Entity Classification.  The Members intend that the
                         ----------------------
Company be treated as a partnership for Federal income tax purposes. Accordingly, neither the Tax Matters Partner nor either Member shall file any election or return on its own behalf or on behalf of the Company that is inconsistent with that intent.

          SECTION 6.05.  Fiscal Year.  The fiscal year (the "Fiscal Year") of
                         ------------                        -----------
the Company for tax and accounting purposes shall be the 12-month (or shorter) period ending on the last day of December of each year.

          SECTION 6.06.  Tax Returns.  (a)  The Company shall cause to be
                         ------------
prepared and timely filed all Federal, state, local and foreign income tax returns and reports required to be filed by the Company and its subsidiaries. The Company shall provide copies of all the Company's Federal, state, local and foreign tax returns (and any schedules or other required filings related to such returns) that reflect items of income, gain, deduction, loss or credit that flow to separate Member returns, to the Members for their review and comment prior to filing, except as otherwise agreed by the Members. The Members agree in good faith to resolve any difference in the tax treatment of any item affecting such returns and schedules. However, if the Members are unable to resolve the dispute, the position of the Tax Matters Partner shall be followed if nationally recognized tax counsel acceptable to both Members provides an opinion that substantial authority exists for such position. Substantial authority shall be given the meaning ascribed to it in Code Section 6662. If the Members are unable to resolve the dispute prior to the due date for filing the return, including approved extensions, the position of the Tax Matters Partner shall be followed, and amended returns shall be filed if necessary at such time the dispute is resolved. The costs of the dispute shall be borne by the Company. The Members agree to file their separate Federal income tax returns in a manner consistent with the Company's return, the provisions of this Agreement and in accordance with applicable Federal income tax law.

          (b) The Company shall elect the most rapid method of depreciation and amortization allowed under Applicable Law, unless the Members agree otherwise. The failure of either Member to agree that the Company should elect a less rapid method of depreciation or amortization is not subject to any dispute resolution provisions.

          (c) The Members shall provide each other with copies of all correspondence or summaries of other communications with the Internal Revenue Service or any state, local or foreign taxing authority (other than routine correspondence and communications) regarding the tax treatment of the Company's operations. No Member shall enter into settlement negotiations with the Internal Revenue Service or any state, local or foreign taxing authority with respect to any issue concerning the Company's income, gains, losses, deductions or credits if the tax adjustment attributable to such issue (assuming the then current Aggregate Tax Rate) would be $2 million or greater, without first giving reasonable advance notice of such intended action to the other Member.

          SECTION 6.07.  Tax Matters Partner. (a)  Initially, Marathon shall be
                         --------------------
the "Tax Matters Partner"
of the Company within the meaning of Section 6231(a)(7) of the Code, and shall act in any similar capacity under state, local or foreign law, but only with respect to returns for which items of income, gain, loss, deduction or credit flow to the separate returns of the Members. In the event of a transfer of any Member's interest in the Company, the Tax Matters Partner shall be the Member with the largest Percentage Interest following such transfer.

          (b) The Tax Matters Partner shall incur no liability (except as a result of the gross negligence or willful misconduct of the Tax Matters Partner) to the other Member including, but not limited to, liability for any additional taxes, interest or penalties owed by the other Member due to adjustments of Company items of income, gain, loss, deduction or credit at the Company level.

          SECTION 6.08.  Duties of Tax Matters Partner. (a)  Except as provided
                         ------------------------------
in Section 6.08(b), the Tax Matters Partner shall cooperate with the other Member and shall promptly provide the other Member with copies of notices or other materials from, and inform the other Member of discussions engaged in with, the Internal Revenue Service or any state, local or foreign taxing authority and shall provide the other Member with notice of all scheduled administrative proceedings, including meetings with agents of the Internal Revenue Service or any state, local or foreign taxing authority, technical advice conferences, appellate hearings, and similar conferences and hearings, as soon as possible after receiving notice of the scheduling of such proceedings, but in any case prior to the date of such scheduled proceedings.

          (b) The duties of the Tax Matters Partner under Section 6.08(a) shall not apply with respect to notices, materials, discussions, proceedings, meetings, conferences, or hearings involving any issue concerning the Company's income, gains, losses, deductions or credits if the tax adjustment attributable to such issue (assuming the then current Aggregate Tax Rate) would be less than $2 million except as otherwise required under Applicable Law.

          (c) The Tax Matters Partner shall not extend the period of limitations or assessments without the consent of the other Member, which consent shall not be unreasonably withheld.

          (d) The Tax Matters Partner shall not file a petition or complaint in any court, or file any claim, amended return or request for an administrative adjustment with respect to partnership items, after any return has been filed, with respect to any issue concerning the Company's income, gains, losses, deductions or credits if the tax adjustment attributable to such issue (assuming the then current Aggregate Tax Rate) would be $2 million or greater, unless agreed by the other Member. If the other Member does not agree, the position of the Tax Matters Partner shall be followed if nationally recognized tax counsel acceptable to both Members issues an opinion that a reasonable basis exists for such position. Reasonable basis shall be given the meaning ascribed to it for purposes of applying Code Section 6662. The costs of the dispute shall be borne by the Company.

          (e) The Tax Matters Partner shall not enter into any settlement agreement with the Internal Revenue Service or any state, local or foreign taxing authority, either before or after any audit of the applicable return is completed, with respect to any issue concerning the Company's income, gains, losses, deductions or credits, unless any of the following apply:

     (i) both Members agree to the settlement;

    (ii) the tax effect of the issue if resolved adversely would be, and the tax effect of settling the issue is, proportionately the same for both Members (assuming each otherwise has substantial taxable income);

   (iii) the Tax Matters Partner determines that the settlement of the issue is fair to both Members and the amount of the tax adjustment attributable to such issue (assuming the then current Aggregate Tax Rate) would be less than $2 million; or

    (iv) nationally recognized tax counsel acceptable to both Members determines that the settlement is fair to both Members and is one it would recommend to the Company if both

Members were owned by the same person and each had substantial taxable income.

In all events, the costs incurred by the Tax Matters Partner in performing its duties hereunder shall be borne by the Company in accordance with the Shared Services Agreement.

          (f) The Tax Matters Partner may request extensions to file any tax return or statement without the written consent of, but shall so inform, the other Member.

          SECTION 6.09.  Survival of Provisions.  The provisions of this
                         -----------------------
Agreement regarding the Company's tax returns and Tax Matters Partner shall survive the termination of the Company and the transfer of any Member's interest in the Company and shall remain in effect for the period of time necessary to resolve any and all matters regarding the federal, state, local and foreign taxation of the Company and items of Company income, gain, loss, deduction and credit.

          SECTION 6.10.  Section 754 Election.  In the event that a Member
                         ---------------------
purchases the Membership Interests of a Selling Member pursuant to Section 10.04, the purchasing Member shall have the right to direct the Tax Matters Partner to make an election under Section 754 of the Code. The purchasing Member shall pay all costs incurred by the Company in connection with such election, including any costs borne by the Company to maintain records required as a result of such election. The purchasing Member, at its option and expense, may maintain on behalf of the Company any records required as a result of such election.

          SECTION 6.11.  Qualified Income Offset, Minimum Gain Chargeback.
                         -------------------------------------------------
Notwithstanding anything to the contrary in this Agreement, there is hereby incorporated a qualified income offset provision which complies with Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and minimum gain chargeback and partner minimum gain chargeback provisions which comply with the requirements of Treasury Regulation Section 1.704-2 and such provisions shall apply to the allocation of Profits and Losses.

          SECTION 6.12.  Tax Treatment of Designated Sublease Agreements.  (a)
                         ------------------------------------------------
For purposes of Article VI, Ashland or Marathon, as the case may be, shall be treated as transferring to the Company all of its interest in Subleased Property pursuant to an Ashland Designated Sublease Agreement or a Marathon Designated Sublease Agreement, as if the leasehold interest in such Subleased Property was an Ashland Transferred Asset or a Marathon Transferred Asset.

          (b) Payments under the Original Lease made by Ashland or Marathon, as the case may be, after the effective date of the Ashland Designated Sublease Agreement or Marathon Designated Sublease Agreement, as the case may be, shall be treated as made by the Company or its subsidiaries, and then immediately reimbursed by Ashland or Marathon, as the case may be.

          (c) All items of loss, deduction and credit attributable to payments under the Original Lease made by Ashland or Marathon, as the case may be, including payments by the Company or any of its subsidiaries that are charged to Ashland or Marathon by set-off or other means, shall be allocated entirely to the Member incurring such payments.

          (d) Depreciation and amortization deductions, if any, as well as any deductions or offsets to taxable income or gain, attributable to property described in the Ashland Designated Sublease Agreements or the Marathon Designated Sublease Agreements, as the case may be, shall be allocated entirely to Ashland or Marathon, as the case may be, except to the extent such deductions or offsets are attributable to amounts paid by the Company or any of its subsidiaries and not reimbursed by Ashland or Marathon, as the case may be, either directly or indirectly.

          SECTION 6.13.  Tax Treatment of Reimbursed Liability Payments.  Any
                         -----------------------------------------------
tax deduction or loss attributable to payments by the Company or any of its subsidiaries of Assumed Liabilities, as described in Schedules 2.3(d) and 3.3(d) to the Asset Transfer and Contribution Agreement, that are reimbursed by a Member either directly or indirectly, shall be allocated entirely to such Member.

          SECTION 6.14.  Tax Treatment of Disproportionate Payments.  Except as
                         -------------------------------------------
otherwise provided in this Agreement or in any other Transaction Document, any Tax deduction or loss reflected on a Tax return, report or other Tax filing by the Company, attributable to (i) payments made or costs incurred by a Member,
(ii) payments made or costs incurred by the Company and reimbursed or to be reimbursed by a Member and (iii) payments made or costs incurred by the Company and not shared among the Members based on their Percentage Interests, shall be allocated among the Members to take into account the amounts paid, incurred, reimbursed or shared by each.


                                  ARTICLE VII

                               Books and Records
                               -----------------

          SECTION 7.01.  Books and Records; Examination. The Board of Managers
                         -------------------------------
shall keep or cause to be kept such books of account and records with respect to the Company's business as they may deem appropriate. Each Member and its duly authorized representatives shall have the right at any time to examine, or to appoint independent certified public accountants (the fees of which shall be paid by such Member) to examine, the books, records and accounts of the Company and its subsidiaries, their operations and all other matters that such Member may wish to examine, including, without limitation, all documentation relating to actual or proposed transactions with either Member or any Affiliate of either Member. The Company, and the Board of Managers, shall not have the right to keep confidential from the Members any information that the Board of Managers would otherwise be permitted to keep confidential from the Members pursuant to
Section 18-305(c) of the Delaware Act. The Company's books of account shall be kept using the method of accounting determined by the Board of Managers. The Company Independent Auditors (the "Company Independent Auditors") shall be an
                                   ----------------------------
independent public accounting firm selected by the Board of Managers pursuant to a vote in accordance with Section 8.07(b) or Section 8.07(c), as applicable, and shall initially be Price Waterhouse LLP.

          SECTION 7.02.  Financial Statements and Reports. (a)  Unaudited
                         ---------------------------------      ---------
Monthly Financial Statements.  (i)  The Company shall prepare and send to each
-----------------------------
Member (at the same time) promptly, but in no event later than noon on the 15th Business Day after the last day of each month, the following unaudited financial statements with respect to the Company and its subsidiaries: a balance sheet, a statement of operations, a statement of cash flows and a statement of changes in capital (collectively, "Unaudited Financial Statements") as at the end of and
                        ------------------------------
for such month.

          (ii) The Company shall prepare and send to each Member promptly, but in no event later than noon on the 20th Business Day after the last day of each month, an unaudited financial summary booklet containing a breakdown of such operating and financial information by major department or division of the Company and its subsidiaries as at the end of and for such month as either Member shall reasonably request; provided that each Member shall be provided
                                 --------
with the same information at the same time as the other Member.

          (b)  Unaudited Quarterly Financial Statements.  The Company shall
               -----------------------------------------
prepare and send to each Member (at the same time) promptly, but in no event later than the 30th day after the last day of each Fiscal Quarter, (i) Unaudited Financial Statements as at the end of and for such Fiscal Quarter; (ii) a management's discussion and analysis of financial condition and results of operations section prepared in accordance with Rule 303 of Regulation S-K of the Securities Act with respect to such Fiscal Quarter; and (iii) an unaudited statement of changes in the Members' capital accounts as at the end of and for such Fiscal Quarter.

          (c)  Audited Annual Financial Statements.  Within 75 days after the
               ------------------------------------
end of each Fiscal Year, the Board of Managers shall cause (i) an examination to be made, at the expense of the Company, by the Company Independent Auditors, covering (A) the assets, liabilities and capital of the Company and its subsidiaries, and the Company's and its subsidiaries' operations during such Fiscal Year, (B) an examination of the Distributions Calculation Statement for such Fiscal Year, and (C) all other matters customarily included in such examinations and (ii) to be delivered to each Member (at the same time) a copy of the report of such examination, stating that such examination has been performed in accordance with generally accepted auditing standards, together with (1) the following financial statements with respect to the Company and its subsidiaries certified by such accountants as having been prepared in accordance with GAAP: a balance sheet, a statement of operations, a statement of cash flows and a statement of changes in capital as at the end of and for such Fiscal Year (collectively, the "Audited Financial
                                                           -----------------
Statements") and (2) a management's discussion and analysis of financial
----------
condition and results of operations section prepared in accordance with Rule 303 of Regulation S-K of the Securities Act with respect to such Fiscal Year. The Company shall prepare the Audited Financial Statements in such manner and form as is necessary to enable Ashland to file such Audited Financial Statements with the Commission in accordance with Item 3-09 of Regulation S-X under the Exchange Act.

          (d)  Schedule of Members' Capital Accounts. (i) Preliminary Annual
               --------------------------------------     ------------------
Capital Account Schedule.  The Company shall prepare and send to each Member (at
-------------------------
the same time) promptly, but in no event later than the 75th day after the last day of each Fiscal Year, a schedule showing the respective Capital Accounts of the Members based on the Company's estimated taxable income for such Fiscal Year.

          (ii)  Examination.  Within 15 days after the date the Company
                ------------
determines its net taxable income with respect to any Fiscal Year, but in no event later than 7 months after the end of such Fiscal Year, the Board of Managers shall cause (i) an examination to be made, at the expense of the Company, by the Company Independent Auditors, covering (A) the determination of the Company's taxable income with respect to such Fiscal Year and (B) the respective Capital Accounts of the Members based on the Company's taxable income for such Fiscal Year and (ii) to be delivered to each Member (at the same time) a copy of the report of such examination, stating that such examination has been performed in accordance with generally accepting auditing standards.

          (iii)  Final Annual Capital Account Schedule.  The Company shall
                 --------------------------------------
prepare and send to each Member (at the same

time) promptly, but in no event later than the 15th day after the date the Company files its federal income tax return with respect to each Fiscal Year, a schedule showing the respective Capital Accounts of the Members based on the Company's actual taxable income for such Fiscal Year.

          (e)  Other Financial Information.  The Company shall prepare and send
               ----------------------------
to each Member (at the same time) promptly such other financial information as a Member shall from time to time reasonably request.

          SECTION 7.03.  Notice of Affiliate Transactions; Annual List.  (a)
                         ----------------------------------------------
(i) The Company shall notify each Member of any Affiliate Transaction (other than an Affiliate Transaction that is a Significant Shared Service) that the Company or any of its subsidiaries is considering entering into or renewing or extending the term thereof (whether pursuant to contractual provisions thereof or otherwise), which notice shall be given, to the extent reasonably possible, sufficiently in advance of the time that the Company intends to enter into, renew or extend the term of such Affiliate Transaction so as to provide the Members with a reasonable opportunity to examine the documentation related to such Affiliate Transaction.

          (ii) The Company shall notify each Member of any Affiliate Transaction that is a Significant Shared Service that the Company or any of its subsidiaries is considering entering into or renewing or extending the term thereof (whether pursuant to contractual provisions thereof or otherwise), which notice shall be given, to the extent reasonably possible, sufficiently in advance of the time that the Company intends to enter into, renew or extend the term of such Affiliate Transaction so as to provide the Members with a reasonable opportunity to examine the documentation related to such Affiliate Transaction.

          (b) Within 60 days after the end of each Fiscal Year, the Company shall prepare and distribute to each Member a list setting forth a description of each Affiliate Transaction entered into by the Company or any of its subsidiaries during such Fiscal Year and identifying all of the parties to such Affiliate Transactions; provided that if two or more Affiliate Transactions
                        --------
either (i) constitute a
series of related transactions or agreements or (ii) are substantially the same type of transaction or agreement, the Company need not separately describe each such Affiliate Transaction but instead can describe such related or similar Affiliated Transactions as a group.


                                  ARTICLE VIII

                           Management of the Company
                           -------------------------

          SECTION 8.01.  Managing Members.  The business and affairs of the
                         -----------------
Company shall be managed by the Members acting through their respective representatives on the Board of Managers ("Representatives"). The President and
                                           ---------------
the Representatives shall be deemed "managers" of the Company within the meaning of the Delaware Act. Except for such matters as may be delegated to a Member from time to time by the Board of Managers pursuant to a vote in accordance with
Section 8.07(b), and subject to the provisions of Sections 6.07 and 6.08, no Member shall act unilaterally on behalf of the Company or any of its subsidiaries without the approval of the other Member and no Member shall have the power unilaterally to bind the Company or any of its subsidiaries.

          SECTION 8.02.  Board of Managers.  (a)  The Members shall exercise
                         ------------------
their management authority through a board of managers (the "Board of Managers")
                                                             -----------------
consisting of (i) the President of the Company, who shall not be deemed a Representative hereunder and who shall not be entitled to vote on any matter coming before the Board of Managers, and (ii) five Representatives, each of whom shall be entitled to vote, three of whom shall be designated by Marathon and two of whom shall be designated by Ashland. In the event of a Transfer by a Member of its Membership Interests pursuant to Article X, effective at the time of such Transfer, (i) such Member's Representatives shall automatically be removed from the Board of Managers and (ii) the transferee of such Membership Interests shall be permitted to designate the number of Representatives to the Board of Managers as is equal to the number previously designated by the transferor of such Membership Interests. Such transferee shall promptly notify the other Member as to the names of the persons who such transferee has designated as its Representatives on the Board of Managers.

          (b) Each Representative may be removed and replaced, with or without cause, at any time by the Member designating him or her, but, except as provided in Section 8.02(a), may not be removed or replaced by any other means. A Member who removes one or more of its Representatives from the Board of Managers shall promptly notify the other Member as to the names of its replacement Representatives.

          SECTION 8.03.  Responsibility of the Board of Managers.  The Board of
                         ----------------------------------------
Managers shall be responsible for overseeing the operations of the Company and shall, in particular, have sole jurisdiction to approve each of the following matters:

          (i) hiring senior executives of the Company, evaluating their performance and planning for their succession;

         (ii) reviewing and approving Company strategies, Business Plans and Annual Capital Budgets;

        (iii) reviewing and approving significant external business opportunities for the Company, including acquisitions, mergers and divestitures;

         (iv) reviewing and approving policies of the Company that maintain high standards in areas of environmental responsibility, employee safety and health, community, government, employee and customer relations;

          (v) reviewing external and internal audits and management responses thereto; and

         (vi) establishing compensation and benefits policies for employees of the Company.

          SECTION 8.04.  Meetings.  (a)  Except as set forth in Section 8.04(h),
                         ---------
all actions of the Board of Managers
shall be taken at meetings of the Board of Managers in accordance with this
Section 8.04.

          (b) As soon as practicable after the appointment of the Representatives, the Board of Managers shall meet for the purpose of organization and the transaction of other business.

          (c) Regular meetings of the Board of Managers shall be held at such times as the Board of Managers shall from time to time determine, but no less frequently than once each Fiscal Quarter; provided that an annual meeting of the
                                          --------
Board of Managers (which annual meeting shall count as one of the regular quarterly meetings) shall be held no later than June 30 of each Fiscal Year.

          (d) Special meetings of the Board of Managers shall be held whenever called by any Member. Any and all business may be transacted at a special meeting that may be transacted at a regular meeting of the Board of Managers.

          (e) The Board of Managers may hold its meetings at such place or places as the Board of Managers may from time to time by resolution determine or as shall be designated in the respective notices or waivers of notice thereof; however, the Board of Managers shall consider holding meetings from time to time at each of the Member's corporate headquarters and at the operational sites of the Company.

          (f) Notices of regular meetings of the Board of Managers or of any adjourned meeting shall be given at least two weeks prior to such meeting, unless otherwise agreed by each Member. Notices of special meetings of the Board of Managers shall be mailed by the Secretary or an Assistant Secretary to each member of the Board of Managers addressed to him or her at his or her residence or usual place of business, so as to be received at least two Business Days before the day on which such meeting is to be held, or shall be sent to him or her by telegraph, cable, facsimile or other form of recorded communication or be delivered personally, by overnight courier or by telephone so as to be received not later than two Business Days before the day on which such meeting is to be held. Such notice shall include the purpose, time and place of such meeting and shall set forth in reasonable detail the matters to be considered at such meeting. However, notice of any such meeting need not be given to any member of the Board of Managers if such notice is waived by him or her in writing or by telegraph, cable, facsimile or other form of recorded communication, whether before or after such meeting shall be held, or if he or she shall be present at such meeting.

          (g)  Action by Communication Equipment.  The members of the Board of
               ----------------------------------
Managers may participate in a meeting of the Board of Managers by means of video or telephonic conferencing or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

          (h)  Unanimous Action by Written Consent.  Any action required or
               ------------------------------------
permitted to be taken at any meeting of the Board of Managers may be taken without a meeting if all the Representatives consent thereto in writing and such writing is filed with the minutes of the proceedings of the Board of Managers.

          (i)  Organization.  Meetings of the Board of Managers shall be
               -------------
presided over by a chair, who will be a member of the Board of Managers selected by a majority of the Board of Managers. The Secretary of the Company or, in the case of his or her absence, any person whom the person presiding over the meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

          SECTION 8.05.  Compensation.  Unless the Members otherwise agree, no
                         -------------
person shall be entitled to any compensation from the Company in connection with his or her services as a Representative.

          SECTION 8.06.  Quorum.  (a)  Quorum for Super Majority Decisions.
                         -------       ------------------------------------
Subject to Section 14.01(e) of the Put/Call, Registration Rights and Standstill Agreement and Sections 14.01 and 14.05 and Section 5 of Schedule 8.14, at all meetings of the Board of Managers, the quorum required for the transaction of any business that constitutes a Super Majority Decision shall be the presence, either in person or by proxy, of (i) at least one Representative of each Member and (ii) a majority of all the Representatives on the Board of Managers (which may include the Representatives referred to in the preceding clause (i)).

          (b)  Quorum for Other Decisions.  Subject to Sections 14.01 and 14.05
               ---------------------------
and Section 5 of Schedule 8.14, at all meetings of the Board of Managers, the quorum required for the transaction of any business that does not constitute a Super Majority Decision shall be (i) in the case of all matters that were described in the notice in reasonable detail for such meeting delivered to the members of the Board of Managers pursuant to Section 8.04(f), the presence, either in person or by proxy, of a majority of all the Representatives on the Board of Managers and (ii) in the case of all matters that were not described in the notice in reasonable detail for such meeting delivered to the members of the Board of Managers pursuant to Section 8.04(f), the presence, either in person or by proxy, of (A) at least one Representative of each Member and (B) a majority of all the Representatives on the Board of Managers (which may include the Representatives referred to in the preceding clause (A)).

          (c)  Rescheduled Meetings.  The Company shall use its reasonable best
               ---------------------
efforts to schedule the time and place of each meeting of the Board of Managers so as to ensure that a quorum will be present at each such meeting and that at least one Representative of each Member will be present at each such meeting. In the absence of a quorum at any such meeting or any adjournment or adjournments thereof, a majority in voting interest of those present in person or by proxy and entitled to vote thereat may reschedule such meeting from time to time until the Representatives requisite for a quorum, as aforesaid, be present in person or by proxy. At any such rescheduled meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally called.

          SECTION 8.07.  Voting.  (a)  General.  Each Representative shall be
                         -------       --------
entitled to cast one vote on all matters coming before the Board of Managers. In exercising their voting rights under this Agreement, the Representatives may act by proxy.

          (b)  Super Majority Decisions.  Subject to Section 14.01(e) of the
               -------------------------
Put/Call, Registration Rights and Standstill Agreement and Sections 14.01 and
14.05 and Section 5 of Schedule 8.14, all Super Majority Decisions to be decided by the Board of Managers shall be approved by the unanimous affirmative vote of the votes cast by the Representatives who are present, either in person or by proxy, at a duly called meeting of the Board of Managers at which a quorum is present. The parties acknowledge and agree that all references in this Agreement, any other Transaction Document and any appendices, exhibits or schedules hereto or thereto to any determination, decision, approval or other form of authorization by the Board of Managers pursuant to a vote in accordance with Section 8.07(b) shall be deemed to mean that such determination, decision, approval or other form of authorization shall constitute a Super Majority Decision which requires the approval of the Board of Managers in accordance with this Section 8.07(b).

          (c)  Other Decisions.  Subject to Sections 14.01 and 14.05 and Section
               ----------------
5 of Schedule 8.14, all matters other than Super Majority Decisions to be decided by the Board of Managers shall be approved by the affirmative vote of a majority of the votes cast by the Representatives who are present, either in person or by proxy, at a duly called meeting of the Board of Managers at which a quorum is present, unless the vote of a greater number of Representatives is required by Applicable Law or this Agreement.

          SECTION 8.08.  Matters Constituting Super Majority Decisions.  Subject
                         ----------------------------------------------
to the provisions of Section 8.07(b), each of the following matters, and only the following matters, shall constitute a "Super Majority Decision" which
                                           -----------------------
requires the approval of the Board of Managers pursuant to Section 8.07(b):

          (a) (i) the purchase or investment by the Company or any of its subsidiaries of or in any assets or securities, or any group of assets or securities, that have an aggregate purchase price or cost of more than $20 million, if the purpose or effect of such purchase or investment is to enable the

          Company to enter into a line of business other than (A) the Company's Business as such Business is conducted on the Closing Date or (B) any other line of business that is approved after the Closing Date by the Board of Managers as a Super Majority Decision under this Section 8.08(a)(i) pursuant to a vote in accordance with Section 8.07(b), provided that any such purchase or investment by the Company or any of its subsidiaries shall not require a Super Majority Decision under this Section 8.08(a) if and to the extent such purchase or investment is being made to enable the Company to enter into the Bulk Motor Oil Business, the Packaged Motor Oil Business, the Private Label Packaged Motor Oil Business and/or the Quick Lube Business and, at the time of such purchase or investment, (1) the Company and its subsidiaries are permitted to engage in such business under Section 14.03(b) of the Put/Call, Registration Rights and Standstill Agreement and (2) Ashland and its Affiliates shall own (beneficially or otherwise) 20% or more of the Valvoline Business (it being understood and agreed that this proviso shall not limit or constitute an exception to any other provision of Section 8.08); and

          (ii) the determination of whether any new line of business approved by the Board of Managers as a Super Majority Decision under Section 8.08(a)(i) should constitute a "Competitive Business" for purposes of
          Section 14.01 of the Put/Call, Registration Rights and Standstill Agreement;

          (b) any reorganization, merger, consolidation or similar transaction between the Company or any of its subsidiaries and any person (other than a direct or indirect Wholly Owned Subsidiary of the Company) or any sale or lease of all or substantially all of the Company's or any of its subsidiaries' assets to any person (other than a direct or indirect Wholly Owned Subsidiary of the Company);

          (c) the admission of a new Member (other than as a result of a Transfer of an existing Member's Membership Interests pursuant to Article
     X) or the issuance of any additional Membership Interests or other equity interests to any person, including any existing Member;

          (d) except as expressly provided in Sections 4.01(c), 4.02(a) and 4.02(b), the acceptance or requirement of any additional capital contributions to the Company by either Member;

          (e) the initial hiring of the following officers of the Company: the President; the Executive Vice President; the officers principally in charge of (i) refining, (ii) wholesale and branded marketing, (iii) retail marketing (two initially), (iv) supply and transportation and (v) environmental health and safety and human resources; the Senior Vice President-Finance and Commercial Services of the Company; and the general counsel of the Company;

          (f) (i) the approval of Acquisition Expenditures, Capital Expenditures and other expenditures included in the Annual Capital Budget for any Fiscal Year (other than (A) Ordinary Course Lease Expenses, (B) up to $100 million in the aggregate for all periods in Capital Expenditures of the Company and its subsidiaries directly associated with the Garyville Propylene Upgrade Project, (C) Member-Funded Capital Expenditures, (D) Member-Indemnified Expenditures and (E) Capital Expenditures of the Company and its subsidiaries directly associated with Permitted Catlettsburg Capital Projects that are funded with Permitted Catlettsburg Capital Project Indebtedness) that exceed the Normal Annual Capital Budget Amount for such Fiscal Year; and

          (ii) the incurrence of rentals or operating leases which result in aggregate Ordinary Course Lease Expenses (other than Ordinary Course Lease Expenses incurred under the Bareboat Charters) for any Fiscal Year that exceed $80 million; provided, however, in the event the
                                        --------  -------
          Company or one of its
          subsidiaries shall make any acquisition or divestiture, the Members shall negotiate in good faith to adjust the dollar amount set forth in this Section 8.08(f)(ii) to take into account the effect of such acquisition or divestiture;

          (g) (i) except for any acquisition or capital project related to the Bulk Motor Oil Business, the Packaged Motor Oil Business, the Private Label Motor Oil Business and/or the Quick Lube Business, any acquisition, divestiture or individual capital project (other than (i) Ordinary Course Lease Expenses, (ii) up to $100 million in the aggregate for all periods in Capital Expenditures of the Company and its subsidiaries directly associated with the Garyville Propylene Upgrade Project, (iii) Member-Funded Capital Expenditures, (iv) Member-Funded Indemnified Expenditures and (v) Capital Expenditures of the Company and its subsidiaries directly associated with Permitted Catlettsburg Capital Projects that are funded with Permitted Catlettsburg Capital Project Indebtedness) where the liability or consideration involved is more than $50 million in the aggregate (including contingent liabilities only to the extent required to be reflected on the balance sheet of the Company in accordance with Financial Accounting Standard Number 5 (or any successor or superseding provision of Current GAAP));

               (ii) any acquisitions or individual capital projects related to the Bulk Motor Oil Business, the Packaged Motor Oil Business, the Private Label Motor Oil Business and/or the Quick Lube Business during any Fiscal Year where the liability or consideration involved is more than $50 million in the aggregate in such Fiscal Year (including contingent liabilities only to the extent required to be reflected on the balance sheet of the Company in accordance with Financial Accounting Standard Number 5 (or any successor or superseding provision of Current GAAP)); provided that nothing in this Section
                                       --------
          8.08(g)(ii) shall be deemed or interpreted to permit the Company or any of its
          subsidiaries to engage in any of such businesses except as and to the extent expressly permitted under Section 14.03 of the Put/Call, Registration Rights and Standstill Agreement;

               (iii) for the avoidance of doubt, acquisitions or individual capital projects related to the Maralube Express Business shall be subject to clause (i) of this Section 8.08(g) and not clause (ii) of this Section 8.08(g);

          (h) the initiation or settlement of any action, suit, claim or proceeding involving (i) an amount in excess of $50 million (with respect to initiation) or $25 million (with respect to settlement), (ii) material non-monetary relief (including, without limitation, entering into any consent decree that has or could reasonably be expected to (A) impose any material obligation on Ashland or any of its Affiliates or the Company or any of its subsidiaries or (B) have a material adverse effect on the business, operations, assets, liabilities, results of operations, cash flows, condition (financial or otherwise) or prospects of Ashland or any of its Affiliates or the Company or any of its subsidiaries) or (iii) the initiation or settlement of any criminal action, suit, claim or proceeding (other than a misdemeanor) if such criminal action, suit or proceeding has or could reasonably be expected to (A) impose any material obligation on Ashland or any of its Affiliates or (B) have a material adverse effect on the business, operations, assets, liabilities, results of operations, cash flows, condition (financial or otherwise) or prospects of Ashland or any of its Affiliates;

          (i) any change in the Company Independent Auditors unless the new firm is one of the "Big Six" accounting firms (or any successor thereto) or a firm of comparable stature in Ashland's opinion;

          (j) any modification, alteration, amendment or termination of this Agreement or any other Transaction Document to which the Company or any of its subsidiaries is a party;

          (k) (i) in the case of any Affiliate Transaction that is not a Crude Oil Purchase, a Significant Shared Service or a Designated Sublease Agreement, (A) any Affiliate Transaction (other than the Affiliate Transactions listed on Schedule 8.08(k)(i)(A) (the "Closing Date Affiliate
                                                         ----------------------
     Transactions")), (B) any material amendment to or change in the terms or
     ------------
     provisions of any Affiliate Transaction that was either a Closing Date Affiliate Transaction or previously approved by the Board of Managers pursuant to Section 8.08(k)(i)(A) (it being understood that a renewal or extension of the term of an Affiliate Transaction pursuant to contractual provisions that were previously approved by the Board of Managers pursuant to this Section 8.08(k)(i) or that were included in a Closing Date Affiliate Transaction on the Closing Date shall be deemed for purposes of this Agreement not to constitute a new Affiliate Transaction or a material amendment to or change in an Affiliate Transaction) or (C) any amendment or change in the terms or provisions of any agreement or transaction between the Company or any of its subsidiaries and any Member or any Affiliate of any Member which causes such agreement or transaction to become an Affiliate Transaction;

          (ii) in the case of Crude Oil Purchases, the approval of such Crude Oil Purchases in accordance with Section 8.12(a);

          (iii) in the case of any Significant Shared Service, (A) any agreement or transaction constituting a Significant Shared Service (other than the specific Significant Shared Services identified and described in Schedule 10.2(e) to the Asset Transfer and Contribution Agreement), (B) any material amendment to or change in the terms and provisions of any Significant Shared Service identified and described in Schedule 10.2(e) to the Asset Transfer and Contribution Agreement or thereafter approved by the Board of Managers in accordance with this Section 8.08(k)(iii), (C) subject to the provisions of Section 8.11(b) and except as expressly provided in Section 8.12(b), any cancelation or failure by the Company or any of its subsidiaries to renew any Significant Shared Service provided by Ashland or any Affiliate of Ashland to the Company or any of its subsidiaries or provided by the Company or any of its subsidiaries to Ashland or any Affiliate of Ashland and (D) the periodic review and approval of Significant Shared Services in accordance with Section 8.12(b); and

          (iv) any material amendment to or change in the terms or provisions of, cancelation, termination or failure to renew, any Designated Sublease Agreement or any election by the Company to refuse or reject the contribution of any Subleased Property to the Company or any of its subsidiaries;

          (l) the commencement of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent to the entry of an order for relief in an involuntary case under any such law, or the consent to the appointment of or the taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or any of its subsidiaries or for any substantial part of the Company's or any of its subsidiaries' property, or the making of any general assignment for the benefit of creditors;

          (m) (i) the modification, alteration or amendment of the amount, timing, frequency or method of calculation of distributions to the Members from that provided in Article V or (ii) an adjustment to the amount of Distributable Cash pursuant to clause (g) of the definition of "Distributable Cash" in Section 1.01;

          (n) (i) the modification, alteration or amendment of the Company Leverage Policy, or (ii) the approval of any matter which the Company Leverage Policy provides is to be approved by the Board of Managers as a Super Majority Decision;

          (o) (i) the approval of any distribution by the Company to the Members of any assets in kind, (ii) the approval of any distribution by the Company to the Members of cash and property in kind on a non-pro rata basis, and (iii) the determination of the value assigned to such assets in kind;

          (p) each Critical Decision or material amendment thereto made on or prior to the Critical Decision Termination Date for such Critical Decision; and

          (q) the delegation to a Member of the power to unilaterally bind the Company or any of its subsidiaries with respect to any matter.

          SECTION 8.09.  Annual Capital Budget.  (a)  In Fiscal Year 1999 and in
                         ----------------------
each Fiscal Year thereafter, the Executive Officers of the Company shall timely prepare or cause to be prepared a draft capital budget (the "Annual Capital
                                                             --------------
Budget") for such Fiscal Year, which shall set forth in reasonable line item
------
detail the proposed Acquisition Expenditures, Capital Expenditures and the Ordinary Course Lease Expenditures of the Company and its subsidiaries for such Fiscal Year, including all Ordinary Course Lease Expenditures and all Capital Expenditures of the Company and its subsidiaries directly associated with the Garyville Propylene Upgrade Project. In addition, to the extent that information can reasonably be obtained on the nature of assets rented or financed by operating leases, such information shall be presented along with the Annual Capital Budget. Copies of the Annual Capital Budget shall be provided to each Member (at the same time) and to the Board of Managers. No later than November 15 of each Fiscal Year, the Executive Officers shall present to the Board of Managers the Annual Capital Budget for their review, consideration and approval, with such additions, deletions and changes thereto as the Board of Managers shall deem necessary.

          (b) If the Board of Managers shall fail to approve an Annual Capital Budget for any Fiscal Year, the total expenditures provided for in the Annual Capital Budget for such Fiscal Year shall be in an amount equal to the Normal Annual Capital Budget Amount for such Fiscal Year.

          (c) No later than July 15 of each Fiscal Year, the Board of Managers shall review the Annual Capital Budget for such Fiscal Year and shall make such additions, deletions and changes thereto as the Board of Managers shall deem necessary.

          SECTION 8.10.  Business Plan.  In Fiscal Year 1999 and in each Fiscal
                         --------------
Year thereafter, the Executive Officers of the Company shall timely prepare or cause to be prepared a draft business plan (the "Business Plan") for the next
                                                 -------------
three Fiscal Years. Copies of the Business Plan shall be provided to each Member (at the same time) and to the Board of Managers. No later than November 15 of each Fiscal Year, the Executive Officers shall present to the Board of Managers the Business Plan for their review, consideration and approval, with such additions, deletions and changes thereto as the Board of Managers shall deem necessary.

          SECTION 8.11.  Requirements as to Affiliate Transactions.  (a)  The
                         ------------------------------------------
Company and its subsidiaries shall only be permitted to enter into or renew or extend the term thereof (whether pursuant to contractual provisions thereof or otherwise) an agreement or a transaction with a Member or an Affiliate of a Member (which, solely for purposes of this Section 8.11, shall be deemed to include any entity more than 10% of the voting stock or other ownership interests of, or economic interest in, which is owned by a Member (other than the Company or any of its subsidiaries)) on the same terms or on terms no less favorable to the Company or such subsidiary than could be obtained from a third party on an arm's-length basis (an "Arm's-Length Transaction").
                                    ------------------------

          (b) (i) If (A) the Company or any subsidiary of the Company enters into, renews or extends the term of (pursuant to contractual provisions thereof that were previously approved by the Board of Managers or otherwise) or materially amends or changes the terms or provisions of, any agreement or transaction between the Company or any of its subsidiaries and any Member or any Affiliate of any Member (a "Section 8.11(b) Affiliate Transaction") or proposes
                            -------------------------------------
to do any of the foregoing and (ii) not later than 90 days after receiving written notice thereof from the Company pursuant to Section 7.03 or otherwise (which notice describes the material terms and conditions of such transaction in reasonable detail), the Member that is not (or whose Affiliate is not) a party to such Section 8.11(b) Affiliate Transaction (the "Non-Contracting Member")
                                                    ----------------------
notifies the Company and the Member that is (or whose Affiliate is) a party to such Section 8.11(b) Affiliate Transaction (the "Contracting Member") in writing
                                                 ------------------
that the Non-Contracting Member believes in good faith that either such Affiliate Transaction is not an Arm's-Length Transaction or that the quality of the service being provided or to be provided by the Contracting Member is inferior to that which the Company and its subsidiaries could otherwise obtain on comparable terms and conditions, then the Company shall promptly (and, in any event within 30 days) provide the Non-Contracting Member with a reasonably detailed explanation of the basis for the Company's determination that such new, renewed or extended Affiliate Transaction is an Arm's-Length Transaction or the quality of the service being provided or to be provided to the Company and its subsidiaries is not inferior.

          (ii) If following receipt of such evidence, the Non-Contracting Member is not reasonably satisfied that such Affiliate Transaction is an Arm's-Length Transaction or the quality of the service being provided or to be provided to the Company and its subsidiaries is not inferior, then, at the written request of the Non-Contracting Member (such written request being an "Affiliate
                                                              ---------
Transaction Dispute Notice"), the Company shall (A) modify the terms of such
--------------------------
Affiliate Transaction so that it becomes an Arm's-Length Transaction, (B) if the Company had given the Members written notice pursuant to Section 7.03(a) prior to entering into, renewing or extending such Affiliate Transaction, not enter into, renew or extend such Affiliate Transaction or (C) if the Company had given the Members written notice pursuant to Section 7.03(a) prior to entering into, renewing or extending such Affiliate Transaction, enter into, renew or extend such Affiliate Transaction in which event the determination of whether such Affiliate Transaction is an Arm's Length Transaction and/or whether the quality of the service being provided is inferior shall be in accordance with the Dispute Resolution Procedures set forth in Article XIII or (D) if the Company shall not have given the Members written notice pursuant to Section 7.03(a) prior to entering into, renewing or extending such Affiliate Transaction, commence the dispute resolution procedures set forth in Article XIII.

          (iii) For purposes of Article XIII, a Non-Contracting Member's delivery of an Affiliate Transaction Dispute Notice to the Company shall constitute delivery of a Dispute Notice thereunder, and the Company shall be required to deliver a Response to the Non-Contracting Member within 30 days thereafter. If it is finally determined pursuant to such Dispute Resolution Procedures that such Affiliate Transaction is an Arm's-Length Transaction and, if disputed, that the quality of service being so provided is not inferior, then the Company shall be permitted to enter into, renew or extend such Affiliate Transaction. If it is finally determined pursuant to such Dispute Resolution Procedures that such Affiliate Transaction is not an Arm's-Length Transaction or that the quality of service being so provided is inferior, then the Company shall either modify the terms of such Affiliate Transaction so that it becomes an Arm's-Length Transaction and, if disputed, with an adequate level of quality of service or not enter into, renew or extend such Affiliate Transaction. In the event that such Affiliate Transaction has already been entered into, renewed or extended, then (A) the Company and the Contracting Member shall make such modifications to the terms of such Affiliate Transaction as are necessary so that such Affiliate Transaction becomes an Arm's-Length Transaction and, if disputed, with an adequate level of quality of service and (B) the Contracting Member shall pay the Company an amount equal to the difference between (I) the costs incurred by the Company under such Affiliate Transaction since the time of such entering into, renewal or extension and (II) the costs that the Company would have incurred under such Affiliate Transaction during such time period had such Affiliate Transaction been an Arm's-Length Transaction and, if disputed, with an adequate level of quality of service at the time of such initial agreement, renewal or extension.

           SECTION 8.12.  Review of Certain Affiliate Transactions Related to
                          ---------------------------------------------------
Crude Oil Purchases and Shared Services.
----------------------------------------

          (a) (i) Not less than 30 days prior to the regular meeting of the Board of Managers during the fourth Fiscal Quarter of each Fiscal Year (or, if no regular meeting of the Board of Managers is scheduled during such Fiscal Quarter, at a special meeting of the Board of Managers during such Fiscal Quarter), the Company shall submit to the Board of Managers a reasonably detailed description of any proposed transactions or agreements related to crude oil purchases by the Company and its subsidiaries from Marathon or any Affiliate of Marathon that are intended to remain in effect or to be put into effect during such next Fiscal Year (collectively, the "Marathon Crude Oil Purchase Program"). Following such submission, the
     ------------------------------------
     Company shall provide the Board of Managers promptly with such information with respect to such Marathon Crude Oil Purchase Program and the Company's other proposed crude oil purchases and policies for such next Fiscal Year as any Representative shall reasonably request. At each such regular or special meeting during the fourth Fiscal Quarter of each Fiscal Year, the Board of Managers shall review such Marathon Crude Oil Purchase Program. During such next Fiscal Year, the Company and its subsidiaries shall be permitted to purchase crude oil from Marathon or any Affiliate of Marathon only on the terms and conditions of the proposed transactions and agreements submitted to and approved by the Board of Managers at such regular or special meeting pursuant to a vote in accordance with Section 8.07(b) (the "Approved Marathon Crude Oil Purchase Program"). Any purchase
                   --------------------------------------------
     (or group of related purchases) of crude oil by the Company or any of its subsidiaries from Marathon or any Affiliate of Marathon during such Fiscal Year that is an Affiliate Transaction for purposes of Section 8.08(k) and is not made under or in accordance with the Approved Marathon Crude Oil Purchase Program and any material amendment to or change in the Approved Marathon Crude Oil Purchase Program during such Fiscal Year shall be made only with the prior approval of the Board of Managers pursuant to a vote in accordance with Section 8.07(b).

          (ii) The Company shall prepare and send to each Member (at the same time) promptly, but in no event later than the 30th day after the last day of each Fiscal Quarter, (A) a summary of all Crude Oil Purchases during such Fiscal Quarter, (B) a description of any amendments to, changes in or deviations from the

     Approved Marathon Crude Oil Purchase Program in effect during such Fiscal Quarter, (C) a description of any then known proposed amendments to, changes in or deviations from the Approved Marathon Crude Oil Purchase Program in effect during the remaining balance of the Fiscal Year and (D) such other information with respect to purchases of crude oil by the Company and its subsidiaries as either Member shall reasonably request.

          (b)(i) All administrative services that Marathon, Ashland and each of their respective Affiliates provide to the Company or any of its subsidiaries, and that the Company and its subsidiaries provide to Marathon, Ashland or any of their respective Affiliates, shall be pursuant to the Shared Services Agreement. To the extent that there is a conflict between the Shared Services Agreement, Schedule 10.2(e) to the Marathon Asset Transfer and Contribution Agreement Disclosure Letter or Schedule 10.2(e) to the Ashland Asset Transfer and Contribution Agreement Disclosure Letter, on the one hand, and this Agreement, on the other hand, this Agreement shall control.

          (ii) Not less than 90 days prior to each of the annual meetings of the Board of Managers held in 2000, 2003 and every three years thereafter, the Company shall submit to the Board of Managers the provisions of the Shared Services Agreement that relate to each Significant Shared Service then in effect or that is proposed to be put into effect. Following such submission, the Company shall provide the Board of Managers promptly with such information with respect to such Significant Shared Services and with respect to any other Shared Services then being provided or proposed to be provided as any Representative shall reasonably request. At each such annual meeting, unless all the Representatives otherwise agree, the Board of Managers shall review each such Significant Shared Service and shall determine pursuant to a vote in accordance with Section 8.07(b) whether such Significant Shared Service should be continued (or, in the case of any proposed Significant Shared Service, put into effect). Unless the Board of Managers approves pursuant to a vote in accordance with Section 8.07(b) the continuation or effectiveness of a Significant Shared Service, the Shared Service Agreement to the extent it relates to such Significant Shared Service shall be terminated effective 90 days after such annual meeting or at such later date as the Board of Managers shall specify pursuant to a vote in accordance with Section 8.07(b) and the Company shall be deemed at the time of such annual meeting to have given notice to the Member providing or receiving (or whose Affiliate is providing or receiving) such Significant Shared Service that the Company is terminating the Shared Service Agreement with respect to such Significant Shared Service.

          SECTION 8.13.  Adjustable Amounts.  Within 30 days following the date
                         -------------------
on which the United States Department of Labor Bureau of Labor Statistics for all Urban Areas publishes the Price Index for the month of September of each Fiscal Year commencing September, 1998, the Company shall determine whether the Average Annual Level for the immediately preceding twelve-month period exceeds the Base Level. If the Company determines that the Average Annual Level for such twelve-month period exceeds the Base Level, then the Company shall increase or decrease each of the dollar amounts set forth in this Agreement (other than the $348 million and $346 million amounts set forth in the definition of Adjusted DD&A, the $657 million, $600 million, $80 million, $20 million and $12.4 million amounts set forth in the definition of Adjusted EBITDA, the $240 million amount set forth in the definition of "Normal Annual Capital Budget Amount" in Section 1.01, the $100 million amount set forth in Section 8.08(f)(i) and any dollar amount set forth in any Appendix, Exhibit or Schedule to this Agreement, including Schedule 8.14) (each dollar amount that is adjusted pursuant to this Section 8.13 being an "Adjustable Amount"), including, without
                                        -----------------
limitation, the following amounts, to an amount calculated by multiplying the relevant Adjustable Amount by a fraction whose numerator is the Average Annual Level for such twelve-month period and whose denominator is the Base Level: (i) the $100,000, $2 million and $25 million amounts set forth in the definition of "Affiliate Transaction" and the $2 million amount set forth in the definition of "Significant Shared Service" in each case in Section 1.01; (ii) the $2 million amount set forth in Section 6.06(c);
(iii) the $2 million amounts set forth in Sections 6.08(b), (d) and (e); (iv) the $20 million amount set forth in Section 8.08(a)(i); (v) the $80 million amount set forth on Section 8.08(f)(ii) (or such other dollar amount as shall be agreed pursuant to the proviso to Section 8.08(f)(ii)); (vi) the $50 million amount set forth in Section 8.08(g); (vii) the $50 million and $25 million amounts set forth in Section 8.08(h)(i); and (viii) each $7.5 million amount set forth in Section 14.01(a); provided that in no event shall any Adjustable Amount
                           --------
be decreased below the initial amount thereof set forth herein. Within five Business Days after making such determinations, the Company shall distribute to each Member a notice setting forth: (A) the amount by which the Average Annual Level for such Fiscal Year exceeded the Base Level and (B) the calculations of any adjustments made to the Adjustable Amounts pursuant to this Section 8.13. Any adjustment made to the Adjustable Amounts pursuant to this Section 8.13 shall be effective as of January 1st of the next Fiscal Year.

          SECTION 8.14.  Company Leverage Policy.  The leverage policy for the
                         ------------------------
Company shall be the leverage policy set forth on Schedule 8.14, with such modifications, alterations or amendments thereto as the Board of Managers shall from time to time approve pursuant to a vote in accordance with Section 8.07(b) (such leverage policy, as so modified, altered or amended, is referred to herein as the "Company Leverage Policy").
        -----------------------

           SECTION 8.15.  Company's Investment Guidelines.
                          --------------------------------

The Company's Senior Vice President-Finance and Commercial Services, Vice President-Finance and Controller and Treasurer (or Treasury Manager) shall constitute an Investment Policy Committee of the Company and shall establish investment guidelines for the Company and its subsidiaries (such investment guidelines, as they may be modified, altered or amended by such Investment Policy Committee from time to time, are referred to herein as the "Company
                                                                   -------
Investment Guidelines").  The initial Company Investment Guidelines is set forth
---------------------
on Schedule 8.15. The Company and its subsidiaries shall only make investments that are permitted under the Company Investment Guidelines at the time of such investments. In addition, the Company and its subsidiaries shall invest all Surplus Cash (after meeting daily cash requirements) in accordance with the Company Investment Guidelines.

          SECTION 8.16.  Requirements as to Operating Leases.  The Company and
                         ------------------------------------
its subsidiaries shall not enter into any operating lease (as determined in accordance with Applicable GAAP) if the purpose or intent of entering into such operating lease is to circumvent the Company Leverage Policy or the super majority voting requirement for Capital Expenditures of the Company set forth in
Section 8.08(f). The lease by the Company and its subsidiaries of vehicles, railcars and computers in accordance with the historical practices of the Ashland Business and the Marathon Business shall not be deemed to violate this
Section 8.16, provided, for the avoidance of doubt, that all Ordinary Course Lease Expenses related to any such leases shall be considered Ordinary Course Lease Expenses for the purposes of Section 8.08(f)(ii).

          SECTION 8.17.  Limitations on Actions Relating to the Calculation of
                         -----------------------------------------------------
Distributable Cash.  Notwithstanding anything to the contrary contained in this
-------------------
Agreement, the Company shall not, and shall cause its subsidiaries not to (a) modify, alter or amend the Company Investment Guidelines, (b) accelerate the payment of the Company's and its subsidiaries' accounts payable, (c) delay the collection of the Company's and its subsidiaries' accounts receivable or (d) take any other action, if the purpose or intent of such action is to reduce the amount of Distributable Cash in a manner that is inconsistent with the intent of the Members to maximize the amount of Distributable Cash distributions to the Members.

          SECTION 8.18.  Reliance by Third Parties. Persons dealing with the
                         --------------------------
Company are entitled to rely conclusively upon the power and authority of the Board of Managers herein set forth. Except as provided in this Agreement, neither the President, nor a Representative, nor any Member shall have any authority to bind the Company or any of its subsidiaries.

          SECTION 8.19.  Integration of Retail Operations.  (a) Until the
                         ---------------------------------
Critical Decision is made regarding the location of the Company's retail operations' headquarters, the Company's retail operations' business shall have headquarters in both Enon, Ohio and Lexington, Kentucky.

          (b)(i) The Company shall make a formal recommendation to the Board of Managers with respect to each Critical Decision not later than the ten-month anniversary of the Closing Date. Following receipt of a formal recommendation with respect to any Critical Decision, Marathon and Ashland shall negotiate in good faith to reach an agreement with respect to such Critical Decision not later than the first anniversary of the Closing Date.

          (ii) Each formal recommendation with respect to any Critical Decision shall be accompanied by a report on the business and economic analyses used by the Company to arrive at such recommendation, including but not limited to, a reasonably detailed description of the risks and benefits of the recommended decision and the anticipated impact of the recommended decision on the Speedway and SuperAmerica brand images and business models.

          (iii) Following receipt of any formal recommendation with respect to any Critical Decision, each Member may request, and the Company shall promptly provide to both Members, such additional information and analyses (including studies by outside consultants) as such Member may reasonably request; provided,
                                                                       --------
however, any additional information request shall not extend the Critical
-------
Decision Termination Date.

          (c) If any Primary Critical Decision shall not have been agreed by the Board of Managers pursuant to a vote in accordance with Section 8.07(b) prior to the first anniversary of the Closing Date, the Critical Decision Termination Date with respect to such Primary Critical Decision shall be automatically, and without any further action required by either Member, the Company or the Board of Managers, extended until the fifteen-month anniversary of the Closing Date. During the period of such extension, the Company shall provide promptly to each Member such additional information or analyses (including studies by outside consultants) as either Member shall reasonably request. Not later than 30 days prior to the fifteen-month anniversary of the Closing Date, the Company shall, if requested by either Member, again make a formal recommendation to the Board of Managers with respect to such Primary Critical Decision. Such formal recommendation shall include a report on the supporting business and economic analyses described in Section 8.19(b)(ii). Any request for additional information shall not extend the Critical Decision Termination Date.

          (d) Until such time as the implementation of any Critical Decision shall have been completed in all material respects, the President of the Company shall report to the Board of Managers at each regular meeting of the Board of Managers on the implementation of such Critical Decision and on any material modifications or changes to such Critical Decision.

          (e) To the extent there is any conflict between the terms and provisions of this Agreement and the terms and provisions of the Retail Integration Protocol, the terms and provisions of this Agreement shall control.


                                   ARTICLE IX

                                    Officers
                                    --------

          SECTION 9.01.  (a)  Election, Appointment and Term of Office.  The
                              -----------------------------------------
executive officers of the Company (the "Executive Officers") shall consist
                                        ------------------
solely of: a President; an Executive Vice President; an officer principally in charge of refining; an officer principally in charge of wholesale and branded marketing; the officer or officers (two initially) principally in charge of retail marketing; an officer principally in charge of supply and transportation; an officer who shall be the Senior Vice President-Finance and Commercial Services of the Company; and an officer who shall be the general counsel of the Company. Schedule C sets forth a list of (i) the persons who Marathon and Ashland have chosen to serve initially as the Executive Officers of the Company,
(ii) the executive office for which each such person is to serve and (iii) whether each such person was designated by Marathon or Ashland. Marathon and Ashland agree that the composition of the initial Executive Officers is intended to reflect their respective Percentage Interests in the Company. Accordingly, if any person identified on Schedule C is for any reason unable or unwilling to serve as an Executive Officer at the Closing Date, the Member who designated such person shall have the right to designate a substitute person, subject to the right of the other Member to consent to such substitute nominee (which consent shall not be unreasonably withheld). Marathon and Ashland shall cause their respective Representatives to promptly approve the appointment of each person listed on Schedule C to the related executive office position listed on Schedule C.

          (b) Except as otherwise determined by the Board of Managers, each Executive Officer shall hold office until his or her death or until his or her earlier resignation or removal in the manner hereinafter provided. Except as otherwise expressly provided herein, the Executive Officers shall have such powers and duties in the management of the Company as generally pertain to their respective offices as if the Company were a corporation governed by the General Corporation Law of the State of Delaware.

          (c) The Board of Managers may elect or appoint such other officers to assist and report to the Executive Officers as it deems necessary. Subject to the preceding sentence, each such officer shall have such authority and shall perform such duties as may be provided herein or as the Board of Managers may prescribe. The Board of Managers may delegate to any Executive Officer the power to choose such other officers and to prescribe their respective duties and powers.

          (d) Except as otherwise determined by the Board of Managers, if additional officers are elected or appointed during the year pursuant to Section 9.01(c), each such officer shall hold office until his or her death or until his or her earlier resignation or removal in the manner hereinafter provided.

          SECTION 9.02.  Resignation, Removal and Vacancies.  (a)  Any officer
                         -----------------------------------
may resign at any time by
giving written notice to the President or the Secretary of the Company, and such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, when accepted by action of the Board of Managers. Except as aforesaid, the acceptance of such resignation shall not be necessary to make it effective.

          (b) All officers and agents elected or appointed by the Board of Managers shall be subject to removal at any time by the Board of Managers with or without cause.

          (c) Vacancies in all Executive Officer positions may only be filled by the majority vote of the Representatives on the Board of Managers. In each instance where a vacant Executive Officer position is to be filled, Marathon, after consultation with the Company, shall first send Ashland a notice which discloses the name and details of the candidate for the vacant Executive Officer position that the Representatives of Marathon will nominate and vote in favor of for such position. Ashland shall thereafter have the right, by notice to the Company and Marathon within ten days after receipt of such notice from Marathon, to veto such candidate. Each candidate that Marathon proposes for a vacant Executive Officer position shall be a bona fide candidate who is willing and able to serve and who Marathon in good faith believes is qualified to fill such vacant Executive Officer position (a "Qualified Candidate"). In the event
                                      -------------------
Ashland exercises its veto with respect to a Qualified Candidate, the vacancy will be filled by the majority vote of the Representatives on the Board of Managers.

          SECTION 9.03.  Duties and Functions of Executive Officers.  (a)
                         ------------------------------------------
President.  The President of the Company, who shall be a non-voting member of
----------
the Board of Managers, shall be in charge of the day-to-day operations of the Company and shall preside at all meetings of the Board of Managers and shall perform such other duties and exercise such powers, as may from time to time be prescribed by the Board of Managers.

          (b)  Executive Vice President.  The Executive Vice President of the
               -------------------------
Company initially shall report to the

President and be the officer principally in charge of all supply, refining, marketing and transportation operations of the Company other than the Company's retail operations.

          (c)  Other Executive Officers.  The Executive Officers of the Company
               -------------------------
other than the President and the Executive Vice President shall perform such duties and exercise such powers, as may from time to time be prescribed by the President or the Board of Managers.


                                   ARTICLE X

                       Transfers of Membership Interests
                       ---------------------------------

          SECTION 10.01.  Restrictions on Transfers. (a)  General.  Except as
                          --------------------------      --------
expressly provided by this Article X, neither Member shall Transfer all or any part of its Membership Interests to any person without first obtaining the written approval of the other Member, which approval may be granted or withheld in its sole discretion. Notwithstanding anything to the contrary contained in this Agreement, no Transfer by a Member of its Membership Interests to any person shall be made except to a permitted assignee under Article XV of the Put/Call, Registration Rights and Standstill Agreement.

          (b)  Transfer by Operation of Law.  In the event a Member shall be
               -----------------------------
party to a merger, consolidation or similar business combination transaction with a third party or sell all or substantially all its assets to a third party, such Member may Transfer all (but not part) of its Membership Interests to such third party; provided, however, that such Member shall not be permitted to
             --------  -------
Transfer its Membership Interests to such third party as aforesaid if the purpose or intent of such merger, consolidation, similar business combination transaction or sale is to circumvent or avoid the application of Sections 10.01(c) and 10.04 to the Transfer of such Member's Membership Interests to such third party.

          (c)  Transfer by Sale to Third Party.  At any time after December 31,
               --------------------------------
2002, a Member may sell all (but not part) of its Membership Interests (and, in the case of

Ashland, the Ashland LOOP/LOCAP Interest) to any person (other than a Transfer by operation of law pursuant to Section 10.01(b), a Transfer to a Wholly Owned Subsidiary pursuant to Section 10.01(d) or a Transfer by Ashland to Marathon pursuant to Section 10.01(e)) if (i) it shall first have offered the other Member the opportunity to purchase such Membership Interests (and, in the case of Ashland, the Ashland LOOP/LOCAP Interest) pursuant to the right of first refusal procedures set forth in Section 10.04, (ii) such sale is completed within the time periods specified in Section 10.04, (iii) the other Member shall have approved the purchaser of such Membership Interests (and, in the case of Ashland, the Ashland LOOP/LOCAP Interest), which approval shall not be unreasonably withheld or delayed and (iv) it shall use its commercially reasonable best efforts to (A) terminate the outstanding Original Lease underlying each of its Designated Sublease Agreements on or prior to the date of such Transfer and (B) contribute the related Subleased Property to the Company or one of its subsidiaries at no cost to the Company or such subsidiary on or prior to the date of such Transfer; provided, however, that (i) such Member
                                    --------  -------
shall not be obligated to pay more than a reasonable amount as consideration therefor to, or make more than a reasonable financial accommodation in favor of, or commence litigation against, a third party lessor with respect to any such underlying Original Lease in order to obtain any consent required from such lessor and (ii) any additional cost associated with exercising an option under the Original Lease to purchase Subleased Property or to terminate the Original Lease shall be deemed not to constitute an obligation to pay more than a reasonable amount. In the event that such Member is unable to terminate an outstanding Original Lease in accordance with this Section 10.02(b), then (i) the Company shall be entitled to continue to sublease the Subleased Property pursuant to the related Designated Sublease Agreement until the term of the Original Lease expires, (ii) the Member shall continue to use its commercially reasonable best efforts to terminate the Original Lease and contribute the Subleased Property to the Company as provided above; provided, however that (A)
                                                     --------  -------
such Member shall not be obligated to pay more than a reasonable amount as consideration therefor to, or make more than a reasonable financial accommodation in favor of, or commence litigation against, a third party lessor with respect to any such Original Lease in order to obtain any consent required from such lessor and
(b) any additional cost associated with exercising an option under the Original Lease to purchase Subleased Property or to terminate the Original Lease shall be deemed not to constitute an obligation to pay more than a reasonable amount and
(iii) if such Member subsequently acquires fee title to the Subleased Property, such Member shall contribute such Subleased Property to the Company or one of its subsidiaries at no cost to the Company or such subsidiary at such time. It is expressly understood and agreed that, in determining whether to reasonably withhold its approval of a proposed purchaser of Marathon's Membership Interests pursuant to this Section 10.01(c), Ashland shall be entitled to consider the creditworthiness of such proposed purchaser, including whether such proposed purchaser is likely to be able to perform all of Marathon's and USX's respective obligations under the Put/Call, Registration Rights and Standstill Agreement.

          (d)  Transfer to Wholly Owned Subsidiary.  A Member may Transfer all
               ------------------------------------
(but not part) of its Membership Interests at any time to a Wholly Owned Subsidiary of such Member if (i) such Member shall have received an opinion from nationally recognized tax counsel acceptable to both Members that such Transfer will not result in a termination of the status of the Company as a partnership for Federal income tax purposes and (ii) the transferring Member enters into an agreement with the other Member providing that so long as such Wholly Owned Subsidiary holds such transferring Member's Membership Interests, such Wholly Owned Subsidiary shall remain a Wholly Owned Subsidiary of such transferring Member.

          (e)  Transfer Pursuant to Put/Call, Registration Rights and Standstill
               -----------------------------------------------------------------
Agreement.  Ashland may Transfer all of its Membership Interests to Marathon in
----------
connection with the exercise by Marathon of its Marathon Call Right or its Special Termination Right or the exercise by Ashland of its Ashland Put Right. In addition, Marathon may Transfer all of its Membership Interests to Ashland in connection with the exercise by Ashland of its Special Termination Right.

          (f)  Consequences of Permitted Transfers.  (i)  In connection with any
               ------------------------------------
Transfer by a Member to a third party
transferee pursuant to Section 10.01(b), (A) such third party transferee shall at the time of such Transfer become subject to all of such transferring Member's obligations hereunder and shall succeed to all of such transferring Member's rights hereunder and (B) such transferring Member shall be relieved of all of its obligations hereunder other than with respect to any default hereunder by such transferring Member or any of its Affiliates hereunder that occurred prior to the time of such Transfer.

          (ii) In connection with any Transfer by a Member to a third party transferee or to the other Member pursuant to Section 10.01(c), (A) such third party transferee or such other Member shall at the time of such Transfer become subject to all of such transferring Member's obligations hereunder and shall succeed to all of such transferring Member's rights hereunder and (B) such transferring Member shall at the time of such Transfer be relieved of all of its obligations hereunder other than with respect to any default hereunder by such transferring Member or any of its Affiliates that occurred prior to the time of such Transfer.

          (iii) In connection with any Transfer by a Member to a Wholly Owned Subsidiary of such Member pursuant to Section 10.01(d), (A) such Wholly Owned Subsidiary shall at the time of such Transfer become subject to all of such Member's obligations hereunder and shall succeed to all of such Member's rights hereunder and (B) such Member shall not be relieved of its obligations hereunder without the prior written consent of the other Member, which consent shall not be unreasonably withheld or delayed.

          (iv) In connection with any Transfer by Ashland to Marathon pursuant to Section 10.01(e), (A) Marathon shall at the time of such Transfer become subject to all of Ashland's obligations hereunder and shall succeed to all of Ashland's rights hereunder and (B) Ashland shall at the time of such Transfer be relieved of all of its obligations hereunder other than with respect to any default hereunder by Ashland or any of its Affiliates that occurred prior to the Exercise Date (as such term is defined in the Put/Call, Registration Rights and Standstill Agreement).

          (v) In connection with any Transfer by Marathon to Ashland pursuant to Section 10.01(e), (A) Ashland shall at the time of such Transfer become subject to all of Marathon's obligations hereunder and shall succeed to all of Marathon's rights hereunder and (B) Marathon shall at the time of such Transfer be relieved of all of its obligations hereunder other than with respect to any default hereunder by Marathon or any of its Affiliates that occurred prior to the Special Termination Exercise Date (as such term is defined in the Put/Call, Registration Rights and Standstill Agreement).

          (vi) In connection with any Transfer by Ashland to a third party transferee pursuant to Section 10.01(b), 10.01(c) or 10.01(d), such third party transferee shall at the time of such Transfer succeed to all of Ashland's veto rights under Section 9.02(c); provided, that if Ashland Transfers its Membership
                              --------
Interests to a third party transferee pursuant to Section 10.01(c), such third party transferee shall not thereafter be permitted to transfer its veto rights under Section 9.02(c) to another third party transferee pursuant to Section 10.01(c).

        (vii) In connection with any Transfer by a Member to a third party transferee pursuant to this Article X, such transferring Member shall retain all of the rights granted to a Member under Article VII to examine the books and records of the Company and to receive financial statements and reports prepared by the Company until such time following such Transfer as such transferring Member ceases to have any liability under Article IX of the Asset Transfer and Contribution Agreement.

          (g)  Consequences of an Unpermitted Transfer.  Any Transfer of a
               ----------------------------------------
Member's Membership Interests made in violation of the applicable provisions of this Agreement shall be void and without legal effect.

          SECTION 10.02.  Conditions for Admission.  No transferee of all of the
                          -------------------------
Membership Interests of any Member shall be admitted as a Member hereunder unless (a) such Membership Interests are Transferred to a person in compliance with the applicable provisions of this Agreement, (b) such transferee shall have executed and delivered to the

Company such instruments as the Board of Managers deems necessary or desirable in its reasonable discretion to effectuate the admission of such transferee as a Member and to confirm the agreement of such transferee or recipient to be bound by all the terms and provisions of this Agreement with respect to the Membership Interests acquired by such transferee and (c) such transferee shall have executed and delivered an assignment and assumption agreement pursuant to
Section 15.04 of the Put/Call, Registration Rights and Standstill Agreement.

          SECTION 10.03.  Allocations and Distributions. Subject to applicable
                          ------------------------------
Treasury Regulations, upon the Transfer of all the Membership Interests of a Member as herein provided, the Profit or Loss of the Company attributable to the Membership Interests so transferred for the Fiscal Year during which such Transfer occurs shall be allocated between the transferor and transferee as of the date set forth on the written assignment, and such allocation shall be based upon any permissible method agreed to by the Members that is provided for in Code Section 706 and the Treasury Regulations issued thereunder. Except as otherwise expressly provided in Section 5.01 of the Put/Call, Registration Rights and Standstill Agreement, distributions shall be made to the holder of record of the Membership Interests on the date of distribution.

          SECTION 10.04.  Right of First Refusal.  (a)  If a Member (the
                          -----------------------
"Selling Member") shall desire to sell all (but not part) of its Membership
---------------
Interests (which, for purposes of this Section 10.04, shall be deemed to include, in the case of Ashland, the Ashland LOOP/LOCAP Interest) pursuant to
Section 10.01(c), then the Selling Member shall give notice (the "Offer Notice")
                                                                  ------------
to the other Member, identifying the proposed purchaser from whom it has received a bona fide offer and setting forth the proposed sale price (which shall be payable only in cash or purchase money obligations secured solely by the Membership Interests being sold) and the other material terms and conditions upon which the Selling Member is proposing to sell such Membership Interests to such proposed purchaser. No such sale shall encompass or be conditioned upon the sale or purchase of any property other than such Membership Interests (other than, in the case of Ashland, the Ashland LOOP/LOCAP Interest).

The other Member shall have 30 days from receipt of the Offer Notice to elect, by notice to the Selling Member, to purchase the Membership Interests offered for sale on the terms and conditions set forth in the Offer Notice.

          (b) If a Member makes such election, the notice of election shall state a closing date not later than 60 days after the date of the Offer Notice. If such Member breaches its obligation to purchase the Membership Interests of the Selling Member on the same terms and conditions as those contained in the Offer Notice after giving notice of its election to make such purchase (other than where such breach is due to circumstances beyond such Member's reasonable control), then, in addition to all other remedies available, the Selling Member may, at any time for a period of 270 days after such default, sell such Membership Interests to any person at any price and upon any other terms without further compliance with the procedures set forth in Section 10.04.

          (c) If the other Member gives notice within the 30-day period following the Offer Notice from the Selling Member that it elects not to purchase the Membership Interests, the Selling Member may, within 120 days after the end of such 30-day period (or 270 days in the case where such parties have received a second request under HSR), sell such Membership Interests to the identified purchaser (subject to clause (iii) of Section 10.01(c)) on terms and conditions no less favorable to the Selling Member than the terms and conditions set forth in such Offer Notice. In the event the Selling Member shall desire to offer the Membership Interests for sale on terms and conditions less favorable to it than those previously set forth in an Offer Notice, the procedures set forth in this Section 10.04 must again be initiated and applied with respect to the terms and conditions as modified.

          SECTION 10.05.  Restriction on Resignation or Withdrawal.  Except in
                          -----------------------------------------
connection with a Transfer permitted pursuant to Section 10.01, neither Member shall resign or withdraw from the Company without the consent of the other Member. Any purported resignation or withdrawal from the Company in violation of this Section 10.05 shall be null and void and of no force or effect.

                                   ARTICLE XI

                   Liability, Exculpation and Indemnification
                   ------------------------------------------

          SECTION 11.01.  Liability.  Except as otherwise provided by the
                          ----------
Delaware Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Covered Person shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Covered Person.

          SECTION 11.02.  Exculpation.  (a)  No Covered Person shall be liable
                          ------------
to the Company or any other Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Person's gross negligence, wilful misconduct or breach of Section 12.02.

          (b) A Covered Person shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any person as to any matters the Covered Person reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which distributions to Members might properly be paid.

          SECTION 11.03.  Indemnification.  To the fullest extent permitted by
                          ----------------
Applicable Law, a Covered Person shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such

Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of gross negligence, wilful misconduct or breach of Section
12.02 with respect to such acts or omissions; provided, however, that any
                                              --------  -------
indemnity under this Section 11.03 shall be provided out of and to the extent of Company assets only, and no Covered Person shall have any personal liability on account thereof.


                                  ARTICLE XII

                                Fiduciary Duties
                                ----------------

          SECTION 12.01.  Duties and Liabilities of Covered Persons.  To the
                          ------------------------------------------
extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Company or to any other Covered Person, a Covered Person acting under this Agreement shall not be liable to the Company or to any other Covered Person for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they expand or restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of such Covered Person.

          SECTION 12.02.  Fiduciary Duties of Members of the Company and Members
                          ------------------------------------------------------
of the Board of Managers.  Each Member and each member of the Board of Managers
-------------------------
shall have the fiduciary duties of loyalty and care (similar to the fiduciary duties of loyalty and care of directors of a business corporation governed by the General Corporation Law of the State of Delaware) to the Company and all of the Members. Notwithstanding any provision of this Agreement to the contrary, each Member and each member of the Board of Managers agrees to and shall exercise good faith, fairness and loyalty to the Company and to all of the Members, and shall make all decisions in a manner that such Member or such member of the Board of Managers reasonably believes to be in the best interest of the Company and all of the Members. Notwithstanding the foregoing, this Section 12.02 is not intended to limit a Member's ability to exercise or enforce any of its rights and remedies under this Agreement and the other Transaction Documents in good faith, including, without limitation,
Article IX of the Asset Transfer and Contribution Agreement.


                                  ARTICLE XIII

                         Dispute Resolution Procedures
                         -----------------------------

          SECTION 13.01.  General.  All controversies, claims or disputes
                          --------
between the Members or between the Company and either Member that arise out of or relate to this Agreement or the construction, interpretation, performance, breach, termination, enforceability or validity of this Agreement, or the commercial, economic or other relationship of the parties hereto, whether such claim is based on rights, privileges or interests recognized by or based upon statute, contract, tort, common law or otherwise and whether such claim existed prior to or arises on or after the date of this Agreement (a "Dispute") shall be
                                                              -------
resolved in accordance with the provisions of this Article XIII (except as otherwise expressly provided in Sections 6.06 and 6.08). Notwithstanding anything to the contrary contained in this Article XIII, nothing in this Article XIII shall limit the ability of the directors and officers of either Member from communicating directly with the directors and officers of the other Member.

          SECTION 13.02.  Dispute Notice and Response. Either Member may give
                          ----------------------------
the other Member written notice (a "Dispute Notice") of any Dispute which has
                                    --------------
not been resolved in the normal course of business. Within fifteen Business Days after delivery of the Dispute Notice, the receiving Member shall submit to the other Member a written response (the "Response"). The Dispute Notice and
                                          --------
the Response shall each include (i) a statement setting forth the position of the Member giving such notice, a summary of the arguments supporting such position and, if applicable, the relief sought and (ii) the name and title of a senior manager of such Member who has authority to settle the

Dispute and will be responsible for the negotiations related to the settlement of the Dispute (the "Senior Manager").
                     --------------

          SECTION 13.03.  Negotiation Between Senior Managers.  (a)  Within 10
                          ------------------------------------
days after delivery of the Response provided for in Section 13.02, the Senior Managers of both Members shall meet or communicate by telephone at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, and shall negotiate in good faith to attempt to resolve the Dispute that is the subject of such Dispute Notice. If such Dispute has not been resolved within 45 days after delivery of the Dispute Notice, then the Members shall attempt to settle the Dispute pursuant to Section 13.04.

          (b)  All negotiations between the Senior Managers pursuant to this
Section 13.03 shall be treated as compromise and settlement negotiations. Nothing said or disclosed, nor any document produced, in the course of such negotiations which is not otherwise independently discoverable shall be offered or received as evidence or used for impeachment or for any other purpose in any current or future arbitration or litigation.

          SECTION 13.04.  Negotiation Between Chief Executive Officer and
                          -----------------------------------------------
President.  (a)  If the Dispute has not been resolved by negotiation between the
----------
Senior Managers pursuant to Section 13.03, then within 10 Business Days after the expiration of the 45 day period provided in Section 13.03, the Chief Executive Officer of Ashland and the President of Marathon shall meet or communicate by telephone at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, and shall negotiate in good faith to attempt to resolve the Dispute that is the subject of such Dispute Notice. If such Dispute has not been resolved within 20 Business Days after the expiration of the 45 day period provided in Section 13.03, then (i) if the Dispute relates solely to (A) a claim by a Member or the Board of Managers that the other Member has failed to pay the Company a Designated Sublease Amount or an amount in respect of a Member-Funded Capital Expenditure, a Member-Funded Indemnity Expenditure or an Agreed Additional Capital Contribution required to be made by it pursuant to Section 4.02 (a "Disputed Capital
                                ----------------

Contribution Amount"), (B) the determination of any of the following amounts
-------------------
with respect to any period: distributions pursuant to Article V; the Aggregate Tax Rate; Adjusted DD&A; Adjusted EBITDA; EBITDA; Distributable Cash; the Average Annual Level and adjustments to Adjustable Amounts; the Normal Annual Capital Budget Amount; Ordinary Course Lease Expenses; Profit and Loss; the Tax Distribution Amount; the Tax Liability of any Member; and the determination of fair market value of property distributed in kind under Section 15.03, (C) the resolution of any dispute arising under Section 8.11(b) with respect to Affiliate Transactions or (D) the resolution of any dispute arising under
Section 8.12 with respect to certain Affiliate Transactions related to Crude Oil Purchases and Shared Services (any Dispute relating to any of the matters set forth in clause (A), (B), (C) or (D) above being referred to herein as an "Arbitratable Dispute"), such Dispute shall be settled pursuant to the
---------------------
arbitration procedures set forth in Appendix B and (ii) if the Dispute does not relate primarily to an Arbitratable Dispute, each party hereto shall be permitted to take such actions at law or in equity as it is otherwise permitted to take or as may be available under Applicable Law.

          (b) All negotiations between the Chief Executive Officer of Ashland and the President of Marathon pursuant to this Section 13.04 shall be treated as compromise and settlement negotiations. Nothing said or disclosed, nor any document produced, in the course of such negotiations which is not otherwise independently discoverable shall be offered or received as evidence or used for impeachment or for any other purpose in any current or future arbitration or litigation.

          SECTION 13.05.  Right to Equitable Relief Preserved.  Notwithstanding
                          ------------------------------------
anything in this Agreement or Appendix B to the contrary, either Member or the Company may at any time seek from any court of the United States located in the State of Delaware or from any Delaware state court, any interim, provisional or injunctive relief that may be necessary to protect the rights or property of such party or maintain the status quo before, during or after the pendency of the negotiation process or the arbitration proceeding or any other proceeding contemplated by Section 13.03 or 13.04.

                                  ARTICLE XIV

             Rights and Remedies with Respect to Monetary Disputes
             -----------------------------------------------------

          SECTION 14.01.  Ability of Company to Borrow to Fund Disputed Monetary
                          ------------------------------------------------------
Amounts.  (a)  If the Company or a Member on behalf of the Company (a "Non-
--------                                                               ---
Delinquent Member") claims that the other Member (a "Delinquent Member") owes
-----------------                                    -----------------
the Company a monetary amount in respect of either (i) a Disputed Capital Contribution Amount or (ii) an indemnification obligation under Article IX of the Asset Transfer and Contribution Agreement that the Company or the Non-Delinquent Member claims the Delinquent Member owes the Company and is either
(A) past due or (B) in dispute (a "Disputed Indemnification Amount") (each such
                                   -------------------------------
claim described in clauses (i) and (ii) above being a "Monetary Dispute", and
                                                       ----------------
each such claimed amount being a "Disputed Monetary Amount"), and if (1) the
                                  ------------------------
Disputed Monetary Amount itself, or when added together all other Disputed Monetary Amounts, exceeds $7.5 million; (2) the Board of Managers (by vote of a majority of the Representatives of the Non-Delinquent Member at a special or regular meeting of the Board of Managers (which majority shall constitute a quorum for purposes of the transaction of such business)) has determined that an out-of-pocket disbursement of such Disputed Monetary Amount or any portion thereof by the Company or one of its subsidiaries within the next twelve months is reasonably necessary for the operation and conduct of the Company's Business and, accordingly, that such amount should be paid within the next twelve months;
(3) the aggregate amount of all Disputed Monetary Amounts (or portions thereof) that the Board of Managers shall have determined pursuant to clause (2) above should be paid within the next twelve months (such aggregate amount being the "Additional Required Cash Amount") exceeds $7.5 million; (4) postponement by the
--------------------------------
Company or such subsidiary of such disbursement until such time as the Monetary Dispute is reasonably likely to be finally resolved pursuant to an arbitration proceeding in accordance with Appendix B to this Agreement or Appendix B to the Asset Transfer and Contribution Agreement, as applicable (an "Arbitration
                                                              -----------
Proceeding"), would have, or would reasonably be expected to have, a Material
----------
Adverse Effect on the Company's Business;

and (5) the Delinquent Member has not paid the Company the Disputed Monetary Amount pursuant to Section 14.02 or otherwise, then the Board of Managers (by vote of a majority of the Representatives of the Non-Delinquent Member at a special or regular meeting of the Board of Managers (which majority shall constitute a quorum for purposes of the transaction of such business)) shall be permitted to cause the Company to incur an amount of Indebtedness equal to such Additional Required Cash Amount, which Indebtedness may be borrowed from a third party or the Non-Delinquent Member.

          (b) If the Non-Delinquent Member lends the Company the Additional Required Cash Amount pursuant to Section 14.01(a), then (i) the amount actually lent by the Non-Delinquent Member (the "Advanced Amount") and all accrued
                                        ---------------
interest thereon shall be due and payable on the Arbitration Payment Due Date (provided that the Company shall be permitted to prepay the Advanced Amount in
---------
whole or in part at any time prior to such date); and (ii) the Advanced Amount shall bear interest at the Base Rate from the date on which such advance is made until the date that the Advanced Amount, together with all interest accrued thereon, is repaid to the Non-Delinquent Member.

          SECTION 14.02.  Interim Payment of Disputed Monetary Amount.  In order
                          --------------------------------------------
to reduce the amount of liquidated damages that a Delinquent Member would be required to pay to the Company pursuant to Section 14.03 in the event that such Delinquent Member loses in an Arbitration Proceeding with respect to a Monetary Dispute, the Delinquent Member shall be permitted to pay the Company the related Disputed Monetary Amount prior to the commencement of such Arbitration Proceeding. The Arbitration Tribunal or Sole Arbitrator, as applicable, shall not take into consideration in determining the liability of the Delinquent Member, a decision by such Delinquent Member to pay the Disputed Monetary Amount prior to the commencement of the Arbitration Proceeding.

          SECTION 14.03.  Liquidated Damages.  (a)  No Interim Payment of
                          -------------------       ---------------------
Disputed Monetary Amount--Delinquent Member is Found Liable for Final Monetary
------------------------------------------------------------------------------
Amount.  If (i) it is finally determined in an Arbitration Proceeding that a
-------
Delinquent Member owes the Company a monetary amount in
respect of (A) a Disputed Capital Contribution Amount or (B) a Disputed Indemnification Amount (each such finally determined amount being a "Final
                                                                     -----
Monetary Amount") and (ii) the Delinquent Member had not paid the Company the
---------------
Disputed Monetary Amount prior to the commencement of such Arbitration Proceeding pursuant to Section 14.02, then the Delinquent Member shall promptly, and in any event on or before the tenth Business Day following the date on which the Arbitration Tribunal or Sole Arbitrator makes its final determination (such tenth Business Day being the "Arbitration Payment Due Date"), pay to the Company
                              ----------------------------
(A) the Final Monetary Amount, together with interest, accrued from the commencement of the Arbitration Proceeding to the date that the Delinquent Member pays the Final Monetary Amount to the Company, on the Final Monetary Amount, at a rate per annum equal to (1) during the period from the commencement of the Arbitration Proceeding to the Arbitration Payment Due Date, the Prime Rate and (2) at any time thereafter, 150% of the Prime Rate, in each case, with daily accrual of interest, plus (B) an amount equal to 25% of the Final Monetary Amount.

         (b)  Interim Payment of Disputed Monetary Amount--Delinquent Member is
              -----------------------------------------------------------------
Found Liable for the Same Amount.  If (i) it is finally determined in an
---------------------------------
Arbitration Proceeding that a Delinquent Member owes the Company a Final Monetary Amount, (ii) the Final Monetary Amount is equal to the Disputed Monetary Amount and (iii) the Delinquent Member had paid the Company the Disputed Monetary Amount prior to the commencement of such Arbitration Proceeding pursuant to Section 14.02, then if the Final Monetary Amount is equal to the Disputed Monetary Amount, the Delinquent Member shall not owe the Company any other amount in respect of the Monetary Dispute.

         (c)  Interim Payment of Disputed Monetary Amount--Delinquent Member is
              -----------------------------------------------------------------
Found Liable for a Greater Amount.  If (i) it is finally determined in an
----------------------------------
Arbitration Proceeding that a Delinquent Member owes the Company a Final Monetary Amount, (ii) the Final Monetary Amount is greater than the Disputed Monetary Amount and (iii) the Delinquent Member had paid the Company the Disputed Monetary Amount prior to the commencement of such Arbitration Proceeding pursuant to Section 14.02, then the Delinquent Member shall promptly, and in any event on or before the Arbitration Payment Due Date, pay to the Company an amount (an "Additional Monetary Amount") equal to (A) the Final
                           --------------------------
Monetary Amount less (B) the Disputed Monetary Amount, together with interest, accrued from the commencement of the Arbitration Proceeding to the date that the Delinquent Member pays the Additional Monetary Amount to the Company, on the Additional Monetary Amount, at a rate per annum equal to (1) during for the period from the commencement of the Arbitration Proceeding to the Arbitration Payment Due Date, the Prime Rate and (2) at any time thereafter, 150% of the Prime Rate, in each case, with daily accrual of interest.

          (d)  Interim Payment of Disputed Monetary Amount--Delinquent Member is
               -----------------------------------------------------------------
Found Liable for a Lesser Amount.  If (i) it is finally determined in an
---------------------------------
Arbitration Proceeding that a Delinquent Member owes the Company a Final Monetary Amount, (ii) the Final Monetary Amount is less than the Disputed Monetary Amount and (iii) the Delinquent Member had paid the Company the Disputed Monetary Amount prior to the commencement of such Arbitration Proceeding, then the Company shall promptly, and in any event on or before the Arbitration Payment Due Date, repay to the Delinquent Member an amount (a

"Refundable Amount") equal to (A) the Disputed Monetary Amount less (B) the
------------------
Final Monetary Amount, together with interest, accrued from the commencement of the Arbitration Proceeding to the date that the Company repays the Refundable Amount to the Delinquent Member, on the Refundable Amount, at a rate per annum equal to (1) during the period from the commencement of the Arbitration Proceeding to the Arbitration Payment Due Date, the Prime Rate and (2) at any time thereafter, 150% of the Prime Rate, in each case, with daily accrual of interest.

          (e)  Interim Payment of Disputed Monetary Amount--Delinquent Member is
               -----------------------------------------------------------------
Found Not Liable for Disputed Monetary Amount.  If (i) it is finally determined
----------------------------------------------
in an Arbitration Proceeding that a Delinquent Member does not owe the Company the related Disputed Monetary Amount and (ii) the Delinquent Member had paid the Company the Disputed Monetary Amount prior to the commencement of such Arbitration Proceeding, then the Company shall promptly, and in any event on or before the Arbitration Payment Due Date, repay to the Delinquent Member an amount equal to the

Disputed Monetary Amount, together with interest, accrued from the commencement of the Arbitration Proceeding to the date that the Company repays the Disputed Monetary Amount to the Delinquent Member, on the Disputed Monetary Amount, at a rate per annum equal to (A) during the period from the commencement of the Arbitration Proceeding to the Arbitration Payment Due Date, the Prime Rate and
(B) at any time thereafter, 150% of the Prime Rate, in each case, with daily accrual of interest.

          SECTION 14.04.  Right of Set-Off.  Notwithstanding any provision to
                          -----------------
the contrary contained in this Agreement, if at the time of a Distribution Date a Delinquent Member has failed to pay the Company an amount that it was required pursuant to Section 14.03 to pay to the Company on or before such Distribution Date, then on such Distribution Date, the Company shall be permitted to set off from the distribution that it would otherwise be required to make to such Delinquent Member pursuant to Section 5.01 on such Distribution Date, an amount equal to such unpaid amount. If the amount of the distribution that such Delinquent Member was otherwise entitled to receive pursuant to Section 5.01 on such Distribution Date is less than the aggregate amount that such Delinquent Member owes to the Company pursuant to Section 14.03, then the Company shall be permitted to set off from subsequent distributions that it would otherwise make to such Delinquent Member pursuant to Section 5.01 the remaining unpaid amount until such time as such remaining unpaid amount shall have been paid in full. A Delinquent Member's interest in distributions to be made to such Delinquent Member pursuant to Section 5.01 shall be reduced by any amount set off by the Company against such distributions pursuant to this Section 14.04(a).

          SECTION 14.05.  Security Interest.  (a)  Each Member hereby agrees
                          ------------------
that if (i) it has failed to pay the Company an amount that it was required to pay to the Company pursuant to Section 14.03 on or prior to the related Arbitration Payment Due Date, and (ii) the Board of Managers (by vote of a majority of the Representatives of the other Member at a special or regular meeting of the Board of Managers (which majority shall constitute a quorum for purposes of the transaction of such business) so requests, such Member shall (A) on the Business Day next following such Arbitration Payment Due Date, grant to the Company, as security for the performance of its obligation to pay the Company such amount owed (but for no other amount), a first priority security interest in its Membership Interests and the proceeds thereof (a "Security Interest"), all under the Uniform
                             -----------------
Commercial Code of the State of Delaware and (ii) promptly thereafter, execute and deliver to the Company all financing statements and other instruments that the Board of Managers (by vote of a majority of the Representatives of the other Member at a special or regular meeting of the Board of Managers (which majority shall constitute a quorum for purposes of the transaction of such business)) may request to effectuate and carry out the preceding provisions of this Section 14.05(a). The Company shall be entitled to all the rights and remedies of a secured party under the Uniform Commercial Code of the State of Delaware with respect to any Security Interest granted by such Member. At the option of the Company, this Agreement or a carbon, photographic, or other copy hereof may serve as a financing statement with respect to any such Security Interest. For purposes of perfecting a Security Interest, a Member's Membership Interests shall be deemed to be a "security" governed by Chapter 8 of the Delaware Uniform Commercial Code and as such term is therein defined in Section 8-102(c) thereunder.

          (b) If the Company incurs Indebtedness pursuant to Section 14.01 by borrowing from a Non-Delinquent Member, the Company shall be permitted to assign all its rights with respect to a Security Interest granted to it pursuant to
Section 14.05(a) to such Non-Delinquent Member as security for such Indebtedness; provided that such Non-Delinquent Member shall not be permitted to
              --------
assign such Security Interest to a third party.

                               ARTICLE XV

                          Dissolution and Termination
                          ---------------------------

          SECTION 15.01.  Dissolution.  The Company shall be dissolved and its
                          ------------
business and affairs wound up upon the earliest to occur of any one of the following events:

          (a) the expiration of the Term of the Company;

          (b) the sale or other disposition of all or substantially all the property of the Company;

          (c) the written consent of both Members;

          (d) the unanimous agreement of all Representatives on the Board of Managers;

          (e) the bankruptcy, involuntary liquidation or dissolution of either Member; or

          (f) the entry of a decree of judicial dissolution pursuant to Section 18-802 of the Delaware Act.

The bankruptcy, involuntary liquidation of dissolution of a Member shall cause a Member to cease to be a member of the Company. Notwithstanding the foregoing, the Company shall not be dissolved and its business and affairs shall not be wound up upon the occurrence of any event specified in (i) clause (e) above if within 90 days after the date on which such event occurs, the remaining Member elects in writing to continue the business of the Company or (ii) clause (a) above if a Non-Terminating Member purchases the Membership Interests of the Terminating Member pursuant to its Special Termination Right. Except as provided in this paragraph and Section 15.01(e), and to the fullest extent permitted by the Delaware Act, the occurrence of an event that causes a Member to cease to be a member of the Company shall not cause the Company to be dissolved or its business or affairs to be wound up, and upon the occurrence of such an event, the business of the Company shall continue without dissolution.

          SECTION 15.02.  Winding Up of Company.  Upon dissolution, the
                          ----------------------
Company's business shall be liquidated in an orderly manner. The Board of Managers shall act as the liquidating trustee (unless the Board of Managers elects to appoint a liquidating trustee) to wind up the affairs of the Company pursuant to this Agreement. In performing its duties, the liquidating trustee is authorized to sell, distribute, exchange or otherwise dispose of the assets of the Company in accordance with the Delaware Act and in any reasonable manner that the liquidating trustee shall determine to be in the best interest of the Members or their successors-in-interest.

          SECTION 15.03.  Distribution of Property.  In the event the Board of
                          -------------------------
Managers determines that it is necessary in connection with the liquidation of the Company to make a distribution of property in kind, such property shall be transferred and conveyed to the Members so as to vest in each of them as a tenant in common an undivided interest in the whole of such property equal to their interests in the property based upon the amount of cash that would be distributed to each of the Members in accordance with Article V if such property were sold for an amount of cash equal to the fair market value of such property, as determined and approved by the Board of Managers pursuant to a vote in accordance with Section 8.07(b).

          SECTION 15.04.  Time Limitation.  Any liquidating distribution
                          ----------------
pursuant to this Article XV shall be made no later than the later of (a) the end of the taxable year during which such liquidation occurs and (b) 90 days after the date of such liquidation.

          SECTION 15.05.  Termination of Company.  The Company shall terminate
                          -----------------------
when all assets of the Company, after payment of or due provision for all debts, liabilities and obligations of the Company, shall have been distributed to the Members in the manner provided for in this Agreement, and the Certificate of Formation shall have been canceled in the manner provided by the Delaware Act.

                                  ARTICLE XVI

                                 Miscellaneous
                                 -------------

          SECTION 16.01.  Notices.  Any notice, consent or approval to be given
                          --------
under this Agreement shall be in writing and shall be deemed to have been given if delivered: (i) personally by a reputable courier service that requires a signature upon delivery; (ii) by mailing the same via registered or certified first-class mail, postage prepaid, return receipt requested; or (iii) by telecopying the same with receipt confirmation (followed by a first-class mailing of the same) to the intended recipient. Any such writing will be deemed to have been given: (a) as of the date of personal delivery via courier as described above; (b) as of the third calendar day after depositing the same into the custody of the postal service as evidenced by the date-stamped receipt issued upon deposit of the same into the mails as described above; and (c) as of the date and time electronically transmitted in the case of telecopy delivery as described above, in each case addressed to the intended party at the address set forth below:

To the Board of Managers:

Marathon Ashland Petroleum LLC
539 South Main Street
Findlay, Ohio 45840
Attn:   General Counsel
Phone:  (419) 422-2121
Fax:    (419) 421-4115

To Marathon:

Marathon Oil Company
5555 San Felipe
P.O. Box 3128
Houston, TX 77056-2723
Attn:  General Counsel
Phone:  (713) 296-4137
Fax:    (713) 296-4171

To Ashland:

Ashland Inc.
1000 Ashland Drive
Russell, KY 41169
Attn:  General Counsel
Phone:  (606) 329-3333
Fax:    (606) 329-3823

Any party may designate different addresses or telecopy numbers by notice to the other parties.

          SECTION 16.02.  Merger and Entire Agreement.  This Agreement
                          ----------------------------
(including the Exhibits, Schedules and Appendices attached hereto), together with the other Transaction Documents (including the exhibits, schedules and appendices thereto) and certain other agreements executed contemporaneously with the Master Formation Agreement constitutes the entire Agreement of the parties hereto and supersedes any prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof.

          SECTION 16.03.  Assignment.  A party hereto shall not assign all or
                          -----------
any of its rights, obligations or benefits under this Agreement to any third party otherwise than (i) in connection with a Transfer of its Membership Interests pursuant to Article X, (ii) with the prior written consent of the other party hereto, which consent may be withheld in such party's sole discretion, (iii) the granting by a Member of a Security Interest to the Company pursuant to Section 14.05 or (iv) pursuant to Article V of the Put/Call, Registration Rights and Standstill Agreement, and any attempted assignment not in compliance with this Section 16.03 shall be void ab initio.
                                                    -- ------

          SECTION 16.04.  Parties in Interest.  This Agreement shall inure to
                          --------------------
the benefit of, and be binding upon, the parties hereto and their respective successors, legal representatives and permitted assigns.

          SECTION 16.05.  Counterparts.  This Agreement may be executed in
                          -------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          SECTION 16.06.  Amendment; Waiver.  This Agreement may not be amended
                          ------------------
except in a written instrument signed by each of the parties hereto and expressly stating it is an amendment to this Agreement. Any failure or delay on the part of any party hereto in exercising any power or right hereunder shall not operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder or otherwise available at law or in equity.

          SECTION 16.07.  Severability.  If any term, provision, covenant, or
                          -------------
restriction of this Agreement or the application thereof to any person or circumstance, at any time or to any extent, is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement (or the application of such provision in other jurisdictions or to persons or circumstances other than those to which it was held invalid or unenforceable) shall in no way be affected, impaired or invalidated, and to the extent permitted by Applicable Law, any such term, provision, covenant or restriction shall be restricted in applicability or reformed to the minimum extent required for such to be enforceable. This provision shall be interpreted and enforced to give effect to the original written intent of the parties hereto prior to the determination of such invalidity or unenforceability.

          SECTION 16.08.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY
                          --------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH SECTION 18-1101 OF THE DELAWARE ACT. ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM OR PROCEEDING RELATED TO OR ARISING OUT OF THIS AGREEMENT, OR ANY TRANSACTION OR CONDUCT IN CONNECTION HEREWITH, IS WAIVED.

          SECTION 16.09.  Enforcement.  The parties hereto agree that
                          ------------
irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Delaware Chancery Court; provided that if the Delaware Chancery Court does not
                         --------
have jurisdiction with respect to such matter, the parties hereto shall be entitled to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Delaware Chancery Court in the event that any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement; provided that if the Delaware
                                             --------
Chancery Court does not have jurisdiction with respect to any such dispute, such party consents to submit itself to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court, (ii) agrees to appoint and maintain an agent in the State of Delaware for service of legal process, (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iv) agrees that it will not plead or claim in any such court that any action relating to this Agreement or any of the transactions contemplated by this Agreement in any such court has been brought in an inconvenient forum and (v) agrees that it will not initiate any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than (1) the Delaware Chancery Court, or (2) if the Delaware Chancery Court does not have jurisdiction with respect to such action, a Federal court sitting in the State of Delaware or a Delaware state court.

          SECTION 16.10.  Creditors.  None of the provisions of this Agreement
                          ----------
shall be for the benefit of or enforceable by any creditor of the Company or of any Member.

          SECTION 16.11.  No Bill for Accounting.  In no event shall either
                          -----------------------
Member have any right to file a bill for an accounting or any similar proceeding.

          SECTION 16.12.  Waiver of Partition.  Each Member hereby waives any
                          --------------------
right to partition of the Company property.

          SECTION 16.13.  Table of Contents, Headings and Titles.  The table of
                          ---------------------------------------
contents and section headings of this Agreement and titles given to Exhibits and Schedules to this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

          SECTION 16.14.  Use of Certain Terms; Rules of Construction.  As used
                          --------------------------------------------
in this Agreement, the words "herein", "hereof" and "hereunder" and other words
                              ------    ------       ---------
of similar import refer to this Agreement as a whole and not to any particular paragraph, subparagraph, section, subsection or other subdivision. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. Each party hereto agrees that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation or construction of this Agreement or any Transaction Document.

          SECTION 16.15.  Holidays.  Notwithstanding any deadline for payment,
                          ---------
performance, notice or election under this Agreement, if such deadline falls on a date that is not a Business Day, then the deadline for such payment, perform-ance, notice or election will be extended to the next succeeding Business Day.

          SECTION 16.16.  Third Parties.  Nothing herein expressed or implied is
                          --------------
intended or shall be construed to confer upon or give any person and their respective successors, legal representatives and permitted assigns any rights, remedies or basis for reliance upon, under or by reason of this Agreement.

          SECTION 16.17.  Liability for Affiliates.  Except where and to the
                          -------------------------
extent that a contrary intention otherwise appears, where a Member undertakes to cause its Affiliates to take or abstain from taking any action, such undertaking shall mean (i) in the case of any Affiliate that is controlled by such Member, that such Member shall cause such Affiliate to take or abstain from taking such action and (ii) in the case of an Affiliate that controls or is under common control with such Member, that such Member shall use its commercially reasonable best efforts to cause such Affiliates to take or abstain from taking such action; provided, however, that such Member shall not be required to violate, or
        --------  -------
cause any director of such Affiliate to violate, any fiduciary duty to minority shareholders of such Affiliate.


                              IN WITNESS WHEREOF, this Agreement has been duly
executed by the Members as of the day and year first above written.


                              MARATHON OIL COMPANY

                                by /s/ Victor G. Beghini
                                  ____________________________
                                  Name:  Victor G. Beghini
                                  Title: President


                              ASHLAND INC.

                                by /s/ Paul W. Chellgren
                                  ____________________________
                                  Name:  Paul W. Chellgren
                                  Title: Chairman of the Board
                                         and Chief Executive
                                         Officer